As filed with the Securities and Exchange Commission on April 29, 2009	OMB APPROVAL
Registration No. 33-00371	OMB Number: 3235-0336 Expires: February 28, 2011 Estimated average burden hours per response. . . . .522.8

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     ☒

PRE-EFFECTIVE AMENDMENT NO. __      ☐

POST-EFFECTIVE AMENDMENT NO. __    ☐

OPPENHEIMER DISCOVERY FUND

 (Exact Name of Registrant as Specified in Charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

 (Address of Principal Executive Offices)

303-768-3200

 (Registrant's Area Code and Telephone Number)

Robert G. Zack, Esq.
Executive Vice President & General Counsel
OppenheimerFunds, Inc.
Two World Financial Center
225 Liberty Street
New York, New York 10148
(212) 323-0250

 (Name and Address of Agent for Service)

As soon as practicable after the Registration Statement becomes effective.

 (Approximate Date of Proposed Public Offering)

Title of Securities Being Registered: Class A, Class B, Class C, Class N and Class Y of Oppenheimer Discovery Fund

It is proposed that this filing will become effective on May 29, 2009 pursuant to Rule 488.

No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following pages and documents:

Front Cover
Contents Page

Part A

Combined Prospectus and Proxy Statement of Oppenheimer Discovery Fund

Part B

Statement of Additional Information

Part C

Other Information
Signatures
Exhibit

2

OPPENHEIMER MIDCAP FUND
6803 South Tucson Way, Centennial, Colorado 80112

1.800.225.5677

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 10, 2009

To the Shareholders of Oppenheimer MidCap Fund:

Notice is hereby given that a Special Meeting of the Shareholders of Oppenheimer MidCap Fund ("MidCap Fund"), a registered open-end management investment company, will be held at 6803 South Tucson Way, Centennial, Colorado 80112 at 1:30 p.m., Mountain time, on July 10, 2009, or any adjournments thereof (the "Meeting"), for the following purposes:

PROPOSAL 1:      To approve an Agreement and Plan of Reorganization between MidCap

                               Fund and Oppenheimer Discovery Fund ("Discovery Fund"), and the

                               transactions contemplated thereby, including: (a) the transfer of substantially all the assets of MidCap Fund to Discovery Fund in exchange for Class A, Class B, Class C, Class N and Class Y shares of Discovery

                               Fund; (b) the distribution of shares of Discovery Fund to the corresponding Class A, Class B, Class C, Class N and Class Y shareholders of MidCap Fund in complete liquidation of MidCap Fund;

                               and (c) the cancellation of the outstanding shares of MidCap Fund (all of the foregoing being referred to as the "Merger Proposal"); and

PROPOSAL 2:      (Only if Proposal 1 is not approved) To elect eleven Trustees for MidCap
             Fund; and

To act upon such other matters as may properly come before the Meeting.

Shareholders of record at the close of business on April 23, 2009 are entitled to notice of, and to vote at, the Meeting. Each proposal is more fully discussed in the combined Prospectus and Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of MidCap Fund recommends a vote in favor of the Merger Proposal.

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

WE URGE YOU TO VOTE PROMPTLY.
YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees,
Robert G. Zack, Secretary

June 1, 2009

 ____________________________________________________________________________________________

PLEASE VOTE THE ENCLOSED PROXY TODAY.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

OPPENHEIMER DISCOVERY FUND

6803 South Tucson Way, Centennial, Colorado 80112

1.800.225.5677

COMBINED PROSPECTUS AND PROXY STATEMENT

Dated June 1, 2009

SPECIAL MEETING OF SHAREHOLDERS OF
OPPENHEIMER MIDCAP FUND
to be held on July 10, 2009

Acquisition of the Assets of
OPPENHEIMER MIDCAP FUND

6803 South Tucson Way, Centennial, Colorado 80112

1.800.225.5677

By and in exchange for Class A, Class B, Class C, Class N and Class Y shares of

OPPENHEIMER DISCOVERY FUND

This combined Prospectus and Proxy Statement solicits proxies from the shareholders of Oppenheimer MidCap Fund ("MidCap Fund"), an open-end management investment company, to be voted at a Special Meeting of Shareholders (the "Meeting") to:

PROPOSAL 1: Approve the Agreement and Plan of Reorganization (the "Reorganization Agreement") and the transactions contemplated thereby (the "Reorganization") between MidCap Fund and Oppenheimer Discovery Fund ("Discovery Fund"), an open-end management investment company; and

PROPOSAL 2: (Only if Proposal 1 is not approved) To elect eleven Trustees for MidCap Fund.

This combined Prospectus and Proxy Statement constitutes the Prospectus of Discovery Fund and the Proxy Statement of MidCap Fund as filed on Form N-14 with the Securities and Exchange Commission ("SEC"). If shareholders of MidCap Fund vote to approve the Reorganization Agreement and the Reorganization, substantially all of the assets of MidCap Fund will be transferred to Discovery Fund in exchange for shares of Discovery Fund and the assumption of certain liabilities, if any, described in the Reorganization Agreement.

The Meeting will be held at the offices of OppenheimerFunds, Inc. (the "Manager") at 6803 South Tucson Way, Centennial, Colorado 80112, on July 10, 2009 at 1:30 p.m., Mountain Time. The Board of Trustees of MidCap Fund is soliciting these proxies on behalf of MidCap Fund. This Prospectus and Proxy Statement will first be sent to shareholders on or about June 1, 2009.

If the shareholders of MidCap Fund approve the Reorganization Agreement and the Reorganization, shareholders will receive Class A shares of Discovery Fund equal in value to the value as of the "Valuation Date," which is the business day preceding the Closing Date (as such term is defined in the Reorganization Agreement attached hereto as Exhibit A) of the Reorganization, of their Class A shares of MidCap Fund; Class B shares of Discovery Fund equal in value to the value as of the Valuation Date of their Class B shares of MidCap Fund; Class C shares of Discovery Fund equal in value to the value as of the Valuation Date of their Class C shares of MidCap Fund; Class N shares of Discovery Fund equal in value to the value as of the Valuation Date of their Class N shares of MidCap Fund; and Class Y shares of Discovery Fund equal in value to the value as of the Valuation Date of their Class Y shares of MidCap Fund. The shares you receive will be issued at net asset value ("NAV") without a sales charge and will not be subject to any additional contingent deferred sales charge ("CDSC"). MidCap Fund will subsequently be dissolved.

This combined Prospectus and Proxy Statement gives information about the Class A, Class B, Class C, Class N and Class Y shares of Discovery Fund that you should know before investing. You should retain it for future reference. A Statement of Additional Information, dated June 1, 2009, relating to the Reorganization, has been filed with the SEC as part of the Registration Statement on Form N-14 (the "Registration Statement") and is incorporated herein by reference. You may receive a free copy by writing to OppenheimerFunds Services (the "Transfer Agent") at P.O. Box 5270, Denver, Colorado 80217, by visiting the website at www.oppenheimerfunds.com, or by calling toll-free 1.800.225.5677. The Prospectus of Discovery Fund dated January 28, 2009 is enclosed herewith and considered a part of this combined Prospectus and Proxy Statement. It is intended to provide you with information about Discovery Fund. For more information regarding Discovery Fund, in addition to its Prospectus, see the Statement of Additional Information dated January 28, 2009, which includes audited financial statements of Discovery Fund for the 12-month period ended September 30, 2008, the annual report dated September 30, 2008, which includes management's discussion of fund performance and the audited financial statements of Discovery Fund for the 12-month period ended September 30, 2008, and the semi-annual report of Discovery Fund dated March 31, 2009. These documents have been filed with the SEC and are incorporated herein by reference. You may receive a free copy of these documents by writing to the Transfer Agent at P.O. Box 5270, Denver, Colorado 80217, by visiting the website at www.oppenheimerfunds.com, or by calling toll-free 1.800.225.5677.

For more information regarding MidCap Fund, see the Prospectus of MidCap Fund dated February 27, 2009. In addition to its Prospectus, see the Statement of Additional Information of MidCap Fund dated February 27, 2009, which includes management's discussion of fund performance and the audited financial statements of MidCap Fund for the 12-month period ended October 31, 2008. These documents have been filed with the SEC and are incorporated herein by reference. The semi-annual report of MidCap Fund dated April 30, 2009 will be made available no later than 60 days thereafter. You may receive a free copy of these documents by writing to the Transfer Agent at P.O. Box 5270, Denver, Colorado 80217, by visiting the website at www.oppenheimerfunds.com, or by calling toll-free 1.800.225.5677.

Mutual fund shares are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks including the possible loss of principal.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus and Proxy Statement. Any representation to the contrary is a criminal offense.

This combined Prospectus and Proxy Statement is dated June 1, 2009.

TABLE OF CONTENTS

COMBINED PROSPECTUS AND PROXY STATEMENT

Page

Proposal 1 Synopsis

What am I being asked to vote on?

What are the general tax consequences of the Reorganization?

How do the investment objectives and policies of the Funds compare?

What are the fees and expenses of each Fund and what are they expected to be after the Reorganization?

What are the capitalizations of the Funds and what would the capitalization be after the Reorganization?

How have the Funds performed?

Management's Discussion of Discovery Fund's Performance

How do the Account Features and Shareholder Services for the Funds Compare?

Purchases, Redemptions and Exchanges

Dividends and Distributions

Other Shareholder Services

How do the Principal Risks of Investing in the Funds Differ?

Information About the Reorganization

How will the Reorganization be carried out?

Who will pay the expenses of the Reorganization?

What are the tax consequences of the Reorganization?

Reasons for the Reorganization

Board Considerations

How will Class A, Class B, Class C, Class N and Class Y Shares of
Discovery Fund be Distributed?

What are the Fundamental Investment Restrictions of the Funds?

Other Comparisons Between the Funds

Management of the Funds

Investment Management and Fees

Distribution Services

Transfer Agency and Custody Services

Shareholder Rights

Proposal 2: To Elect Eleven Directors……………………………………………………

Voting Information

How do I vote?

Who is Entitled to Vote and How are Votes Counted?

Quorum and Required Vote

Solicitation of Proxies

Revoking a Proxy

What other matters will be voted upon at the Meeting?

Additional Information About the Funds

Householding of Reports to Shareholders and Other Fund Documents

Principal Shareholders

Exhibit A: Agreement and Plan of Reorganization between Oppenheimer MidCap Fund and Oppenheimer Discovery Fund          A-1

Exhibit B: Principal Shareholders          B-1

Enclosures:

Prospectus of Oppenheimer Discovery Fund dated January 28, 2009.

PROPOSAL 1

To Approve an Agreement and Plan of Reorganization Between Oppenheimer MidCap Fund and Oppenheimer Discovery Fund

This is only a summary and is qualified in its entirety by the more detailed information contained in or incorporated by reference in this combined Prospectus and Proxy Statement and by the Reorganization Agreement which is attached as Exhibit A. Shareholders should carefully review this Prospectus and Proxy Statement and the Reorganization Agreement in their entirety and, in particular, the Prospectus of Discovery Fund which accompanies this Prospectus and Proxy Statement and is incorporated herein by reference.

What am I being asked to vote on?

You are being asked by the Board of Trustees of MidCap Fund to approve the reorganization of your Fund, MidCap Fund, with and into Discovery Fund (each individually a "Fund" and collectively the "Funds"). If shareholders of MidCap Fund approve the Reorganization, substantially all of the assets of MidCap Fund will be transferred to Discovery Fund, in exchange for an equal value of shares of Discovery Fund and the assumption of certain liabilities, if any, described in the Reorganization Agreement. The shares of Discovery Fund will then be distributed to MidCap Fund shareholders, and MidCap Fund will subsequently be dissolved. If the Reorganization is approved by shareholders of MidCap Fund, you will no longer be a shareholder of MidCap Fund and, instead, will become a shareholder of Discovery Fund. This exchange will occur on the Closing Date of the Reorganization.

Approval of the Reorganization means that as a shareholder in MidCap Fund, you will receive Class A, Class B, Class C, Class N or Class Y shares of Discovery Fund, as the case may be, equal in value to the value of the net assets of your MidCap Fund shares transferred to Discovery Fund on the Closing Date. The shares you receive will be issued at NAV without a sales charge and will not be subject to any additional contingent deferred sales charge ("CDSC"). However, any CDSC that applies to MidCap Fund shares as of the date of the exchange will carry over to Discovery Fund shares received in the Reorganization.

In considering whether to approve the Reorganization, you should consider, among other things:

(i)	The number of similarities (as well as any differences) between the Funds (as discussed herein) and the relative advantages and disadvantages of each Fund.

(ii)	That the Reorganization would allow you to continue your investment in a fund that has the same investment objective and similar overall investment strategy as MidCap Fund.

Discovery Fund is an open-end, diversified management investment company organized as a Massachusetts business trust in July 1985. MidCap Fund is an open-end, diversified management investment company organized as a Massachusetts business trust in June 1997. MidCap Fund commenced operations on December 1, 1997. Discovery Fund commenced operations on September 11, 1986. As of January 31, 2009, MidCap Fund had approximately $405 million in net assets and Discovery Fund had approximately $410 million in net assets.

     Shareholders of MidCap Fund are expected to realize a number of benefits from the proposed Reorganization. MidCap Fund has seen significant negative asset outflows of $110 million in 2008 and year-to-date as of February month-end. The surviving fund, Discovery Fund, will have an asset base of about twice the size of MidCap Fund's current asset base. If the Reorganization is approved, shareholders would get the benefit of a larger fund with lower operating expenses, resulting in you paying lower expenses as a shareholder of Discovery Fund. Furthermore, although performance is not indicative of future results, for the 1-, 3-, 5-, 10-year and "since inception" periods ended December 31, 2008, the average annual total returns of Discovery Fund have consistently outperformed those of MidCap Fund. Moreover, the Funds' investment objectives are the same and they have similar overall investment strategies, which is to seek capital appreciation by investing primarily in stocks of U.S. companies that have favorable growth prospects. (See the discussion in "Reasons for the Reorganization" beginning on page 26 for more details.)

The Board of MidCap Fund reviewed and discussed with Manager and the Board's independent legal counsel the proposed Reorganization. Information with respect to, but not limited to, each Fund's respective investment objective and policies, management fees, distribution fees and other operating expenses, historical performance, asset size, and prospects for growth was also considered by the Board of MidCap Fund.

Based on the considerations discussed above and the reasons more fully described under "Reasons for the Reorganization" (beginning on page 26), together with other relevant factors and information considered at a meeting held on April 28, 2009, the Board of Trustees of MidCap Fund concluded that the Reorganization would be in the best interests of shareholders of MidCap Fund and that the Fund would not experience any dilution as a result of the Reorganization. The Board of Trustees of MidCap Fund voted to approve the proposed Reorganization and to recommend that shareholders approve the proposed Reorganization.

The proposed Reorganization was also approved by the Board of Trustees of Discovery Fund at a meeting held on April 28, 2009.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE

TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

What are the general tax consequences of the Reorganization?

It is expected that shareholders of MidCap Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of shares of MidCap Fund for shares of Discovery Fund. You should, however, consult your tax advisor regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax advisor about state and local tax consequences.

For federal income tax purposes, it is expected that the holding period of your MidCap Fund shares will be carried over to the holding period for Discovery Fund shares you receive in connection with the Reorganization. This exchange will occur on the Closing Date of the Reorganization.

One of the requirements to qualify as a tax-free reorganization under the Internal Revenue Code is that a significant portion of the assets of MidCap Fund continue to be used by Discovery Fund after the Reorganization. Due to the portfolio holdings of both Funds, it is expected that this requirement will be satisfied. As a result, prior to the Reorganization, it is not expected to be necessary for MidCap Fund to sell portfolio securities, other than in the ordinary course of business as an open-end investment company, that do not conform to the investment objectives, strategies, policies, risks and restrictions of Discovery Fund for purposes of the Reorganization.

How do the investment objectives and policies of the Funds compare?

      The chart below compares the Funds' investment objectives, overall investment strategies and other information.

MIDCAP FUND	DISCOVERY FUND
Investment Objectives
The Fund seeks capital appreciation.	The Fund seeks capital appreciation.
Investment Strategies

MidCap Fund mainly invests in equity securities, such as common stocks, preferred stocks, and convertible securities that the portfolio manager expects to have above-average growth rates. Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of "mid-cap" companies. Under normal market conditions the Fund can invest up to 20% of its net assets, plus borrowings for investment purposes, in stocks of companies in other market capitalizations, if the Manager believes they offer opportunities for growth.

The Fund primarily invests in U.S. companies but may also purchase securities of issuers in any country, including developed countries and emerging markets. The Fund has no limits on the amount of its assets that can be invested in foreign securities, but has adopted an operating policy limiting its investments in foreign securities to 10% of its total assets.

Discovery Fund mainly invests in common stocks of U.S. companies that the portfolio manager believes have favorable growth prospects.

The Fund emphasizes stocks of small-capitalization issuers. The Fund currently defines small- capitalization or "small-cap" issuers as companies that have a market capitalization of less than $3 billion when the Fund buys them. That capitalization range may change over time. While these stocks may be traded on stock exchanges, in many cases the Fund buys over-the-counter securities.

How Securities Are Selected

In selecting securities, the Fund's portfolio manager looks for companies with high growth potential using a " bottom-up" stock selection process.
The "bottom-up" approach focuses on fundamental analys is of individual issuers before considering the impact of overall economic, market or industry trends. This approach includes analysis of a company's financial statements and management structure and consideration of the company's operations and product development, as well as its position in its industry. The portfolio manager looks for companies with revenues growing at above-average rates that might support and sustain above-average earnings. The portfolio manager also evaluates other business and economic factors, including cyclical factors, that might contribute to the company's stock appreciation.

The Fund's portfolio manager currently focuses on companies with the following characteristics, which may vary in particular cases and may change over time:

• Companies with market capitalization between $2 billion and $11.5 billion; THE FUND

• An above-average rate of high quality growth that the portfolio manager believes is sustainable;

• Experienced management teams with proven records;

• Industry leaders with competitive advantages;

• Companies with strong financials including
low debt.

The portfolio manager monitors individual issuers for changes in business fundamentals and valuation. If the portfolio manager notes a slowdown in the company's internal revenue growth or earnings growth or a negative movement in the company's fundamental economic condition, and if there are other inv estment alternatives that offer what he believes to be better appreciation possibilities, he will consider selling that stock.

In selecting securities, the Fund's portfolio manager looks for companies with high growth potential. This approach includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations and product development, as well as its position in its industry. The portfolio manager also evaluates research on particular industries, market trends and general economic conditions.

In seeking diversification of the Fund's portfolio, the portfolio manager currently focuses on companies with the following characteristics, which may vary in particular cases and may change over time:

•     Companies with small market

capitalizations, primarily under $3 billion;

•     Companies with a proven management

record and a proven ability to handle rapid

growth;

•     Companies with innovative products or

services;

•     Companies with above average growth

profiles and what the portfolio manager

believes are sustainable growth rates.

Principal Risks
• Risks of investing in stock • Special risks of mid-cap companies • Risks of growth investing • Risks of technology stocks	• Risks of investing in stock • Risks of small-cap companies • Risks of growth investing
Who is the Fund Designed For?

MidCap Fund is designed primarily for investors seeking capital appreciation over the long term. Those investors should be willing to assume the risks of short-term share price fluctuations and losses that are typical for a growth fund focusing on mid-cap stock investments. Because of its focus on long-term growth, the Fund may be appropriate for investors with longer term investment goals. The Fund does not seek current income and the income from its investments will likely be small, so it is not designed for investors needing current income. The Fund is not a complete investment program and may not be appropriate for all investors.

Discovery Fund is designed primarily for investors seeking capital growth over the long term for small- cap stocks. Those investors should be willing to assume the risks of short-term share price fluctuations and losses that are typical for an aggressive growth fund focusing on st ocks of small-cap issuers. Because of its focus on long-term growth, the Fund may be appropriate for investors with a higher risk tolerance and longer-term investment goals. The Fund does not seek current income and the income from its investments will likely be small, so it is not designed for investors needing current income. The Fund is not a complete investment program and may not be appropriate for all investors. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

Manager
OppenheimerFunds, Inc.	OppenheimerFunds, Inc.
Portfolio Managers
Ronald J. Zibelli, Jr.	Ronald J. Zibelli, Jr.

As shown in the chart above, the investment objectives of the Funds are identical and each Fund uses a "growth" investment style to achieve its objective. Both Funds have a similar overall investment strategy, which is to seek capital appreciation by investing primarily in common stocks of U.S. companies that have favorable growth prospects. MidCap Fund mainly invests in equity securities, such as common stocks, preferred stocks, and convertible securities that the portfolio manager expects to have above-average growth rates. Under normal market conditions MidCap Fund invests at least 80% of its net assets in equity securities of "mid-cap" companies (between $2 billion and $11.5 billion).  The Fund can invest up to 20% of its net assets, plus borrowings for investment purposes, in stocks of companies in other market capitalizations if the Manager believes they offer opportunities for growth.

Discovery Fund mainly invests in common stocks of U.S. companies that the Manager believes have favorable growth prospects. It currently emphasizes stocks of small-cap companies (less than $3 billion), but is not subject to the 80% limitation like MidCap Fund.

As of March 31, 2009, 91.39% of Midcap Fund's portfolio consisted of U.S. common stocks and, 91.15% of Discovery Fund's portfolio consisted of U.S. common stocks. Each Fund's portfolio was allocated across the following sectors:

	MidCap Fund	Discovery Fund
Sector Breakdown
Information Technology	21.81%	22.76%
Healthcare	19.81	24.80
Consumer Discretionary	17.50	11.55
Industrials	13.29	14.34
Energy	10.11	6.98
Financials	9.34	8.72
Materials	2.50	1.68
Consumer Staples	1.99	7.11
Telecommunication Services	2.34	2.06
Utilities	1.31	–

What are the fees and expenses of each Fund and what are they expected to be after the Reorganization?

Fee and Expense Comparison (Class A Shares)

     The table below shows the current management fee schedule for each Fund.As of January 31, 2009, both Funds had an effective management fee of 0.73%. The surviving fund will continue to use the fee schedule of Discovery Fund. Based on assets as of January 31, 2009, after the Reorganization, the asset level of the combined fund would exceed $800 million, at which point the surviving fund would then benefit from a contractual management fee of 0.60% for assets above $800 million. The contractual and "effective" management fee rates for each Fund are similar, with the exception of one additional breakpoint in the MidCap schedule over $2.5 billion in assets which Discovery Fund has not adopted. However, even at the asset level of the combined fund (based on assets as of January 31, 2009), the surviving Fund will not be anywhere near the highest breakpoint in the Discovery Fund fee schedule. The fee schedule for each Fund is set forth in the chart below.

MidCap Fund		Discovery Fund
Assets (in $ million of average annual net assets)	Fee	Assets (in $ million of average annual net assets)	Fee
Up to 200	0.75%	Up to 200	0.75%
200 - 400	0.72%	200 – 400	0.72%
400 - 600	0.69%	400 – 600	0.69%
600 - 800	0.66%	600 - 800	0.66%
800 -1,500	0.60%	800 -1,500	0.60%
1,500 -2,500	0.58%	Over 1,500	0.58%
Over 2,500	0.56%
Effective Management Fee as of 01/31/09	0.73%		0.73%[1]

Each Fund pays a variety of expenses directly for management of their respective assets, administration and/or distribution of shares and other services. Those expenses are subtracted from each Fund's assets to calculate the Fund's net asset value per share. Shareholders pay these expenses indirectly. Shareholders pay other expenses directly, such as sales charges.

The tables below reflect the current contractual management fee schedule for each of the Funds and the proposed "pro forma" management fee schedule for the surviving Discovery Fund, (based on assets for the 12-month period ended January 31, 2009) upon the successful completion of the Reorganization. The tables are provided to help you understand and compare the fees and expenses of investing in shares of each Fund. The pro forma fees and expenses of the surviving Discovery Fund show what the fees and expenses are expected to be after giving effect to the Reorganization.

"Other Expenses" in the tables include transfer agent fees, custodial fees, and accounting and legal expenses that each Fund pays. The "Other Expenses" in the tables are based on, among other things, the fees each Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Funds to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. For each Fund, that undertaking may be amended or withdrawn at any time.

The expenses to be incurred by each Fund in connection with the Reorganization are not included in the combined Pro Forma expenses below. For more information on these estimated expenses, please see the discussion under "Information About the Reorganization – Who Will Pay the expenses of the Reorganization?"

CURRENT AND PRO FORMA FEE TABLES

For Classes A, B, C, N and Y for the 12-month period ended January 31, 2009

	MidCap Fund Class A Shares	Discovery Fund Class A Shares	Pro Forma Surviving Discovery Fund Class A S hares
Shareholder Transaction Expenses (charges paid directly from a shareholder's investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	5.75%	5.75%	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None[1]	None[1]	None[1]
Annual Fund Operating Expenses (deducted from Fund assets) (% of average daily net assets)
Management Fees	0.73%	0.73%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	0.24%	0.24%
Other Expenses	0.84%	0.50%	0.64%
Total Annual Operating Expenses	1.82%	1.47%	1.58%

Prior to the merger, after the waiver was applied, the actual "Other Expenses" and "Total Annual Operating Expenses" for Class A shares, as percentages of average daily net assets, were respectively 0.42% and 1.40% for MidCap Fund and 0.10% and 1.37% for Discovery Fund.  After the merger, after the waiver is applied, the actual "Other Expenses" and "Total Annual Operating Expenses" for Class A shares, as percentages of average daily net assets, are estimated to be 0.24% and 1.34% for the surviving Discovery Fund.

	MidCap Fund Class B Shares	Discovery Fund Class B Shares	Pro Forma Surviving Discovery Fund Class B Shares
Shareholder Transaction Expenses (charges paid directly from a shareholder's investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)[2]	5.00%[2]	5.00%[2]	5.00%[2]
Annual Fund Operating Expenses (deducted from Fund assets) (% of average daily net assets)
Management Fees	0.73%	0.73%	0.70%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.99%	0.91%	0.95%
Total Annual Operating Expenses	2.72%	2.64%	2.65%

Prior to the merger, after the waiver was applied, the actual "Other Expenses" and "Total Annual Operating Expenses" for Class B shares, as percentages of average daily net assets, were respectively 0.53% and 2.15% for MidCap Fund and 0.45% and 2.19% for Discovery Fund.  After the merger, after the waiver is applied, the actual "Other Expenses" and "Total Annual Operating Expenses" for Class B shares, as percentages of average daily net assets, are estimated to be 0.50% and 2.15% for the surviving Discovery Fund.

	MidCap Fund Class C Shares	Discovery Fund Class C Shares	Pro Forma Surviving Discovery Fund Class C shares
Shareholder Transaction Expenses (charges paid directly from a shareholder's investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1.00%[3]	1.00%[3]	1.00%[3]
Annual Fund Operating Expenses (deducted from Fund assets) (% of average daily net assets)
Management Fees	0.73%	0.73%	0.70%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.78%	0.70%	0.74%
Total Fund Operating Expenses	2.51%	2.43%	2.44%

Prior to the merger, after the waiver was applied, the actual "Other Expenses" and "Total Annual Operating Expenses" for Class C shares, as percentages of average daily net assets, were respectively 0.37% and 2.14% for MidCap Fund and 0.29% and 2.14% for Discovery Fund.  After the merger, after the waiver is applied, the actual "Other Expenses" and "Total Annual Operating Expenses" for Class C shares, as percentages of average daily net assets, are estimated to be 0.34% and 2.10% for the surviving Discovery Fund.

	MidCap Fund Class N Shares	Discovery Fund Class N Shares	Pro Forma Surviving Discovery Fund Class N Shares
Shareholder Transaction Expenses (charges paid directly from a shareholder's investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1.00%[4]	1.00%[4]	1.00%[4]
Annual Fund Operating Expenses (deducted from Fund assets) (% of average daily net assets)
Management Fees	0.73%	0.73%	0.70%
Distribution and/or Service (12b-1) Fees	0.50%	0.50%	0.50%
Other Expenses	0.78%	0.69%	0.74%
Total Fund Operating Expenses	2.01%	1.92%	1.94%

Prior to the merger, after the waiver was applied, the actual "Other Expenses" and "Total Annual Operating Expenses" for Class N shares, as percentages of average daily net assets, were respectively 0.39% and 1.62% for MidCap Fund and 0.30% and 1.62% for Discovery Fund.  After the merger, after the waiver is applied, the actual "Other Expenses" and "Total Annual Operating Expenses" for Class N shares, as percentages of average daily net assets, are estimated to be 0.36% and 1.58% for the surviving Discovery Fund.

	MidCap Fund Class Y Shares	Discovery Fund Class Y Shares	Pro Forma Surviving Discovery Fund Class Y Shares
Shareholder Transaction Expenses (charges paid directly from a shareholder's investment)
Maximum Sales Charge (Load) on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None
Annual Fund Operating Expenses (deducted from Fund assets) (% of average daily net assets)
Management Fees	0.73%	0.73%	0.70%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.04%	0.66%	0.22%
Total Fund Operating Expenses	0.77%	1.39%	0.92%

Prior to the merger, after the waiver was applied, the actual "Other Expenses" and "Total Annual Operating Expenses" for Class Y shares, as percentages of average daily net assets, were respectively 0.29% and 1.10% for MidCap Fund and 0.10% and 1.37% for Discovery Fund. The waiver did not apply to Class Y shares of MidCap Fund prior to the merger. After the merger, after the waiver is applied, the actual "Other Expenses" and "Total Annual Operating Expenses" for Class Y shares, as percentages of average daily net assets, are estimated to be 0.24% and 1.34% for the surviving Discovery Fund.

1.	A contingent deferred sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions of Class A shares.

2.	Applies to redemptions in first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% in years one through six and is eliminated after that.

3.	Applies to shares redeemed within 12 months of purchase.

4.	Applies to shares redeemed within 18 months of a retirement plan's first purchase of Class N shares.

Examples

The examples below are intended to help you compare the cost of investing in MidCap Fund, Discovery Fund, and the surviving Discovery Fund after the Reorganization. These examples assume an annual return for each class of 5%, the operating expenses described in the tables above and reinvestment of your dividends and distributions.

Your actual costs may be higher or lower because expenses will vary over time. For each $10,000 investment, you would pay the following projected expenses if you redeemed your shares after the number of years shown or held your shares for the number of years shown without redeeming, according to the following examples.

MidCap Fund

If shares are redeemed[1]:	1 Year	3 Years	5 Years	10 Years
Class A	$751	$1,119	$1,512	$2,607
Class B	$779	$1,156	$1,659	$2,667[2]
Class C	$357	$791	$1,352	$2,881
Class N	$306	$637	$1094	$2,361
Class Y3	$79	$247	$429	$958

MidCap Fund

If shares are not redeemed[4]:	1 Year	3 Years	5 Years	10 Years
Class A	$751	$1,119	$1,512	$2,607
Class B	$279	$856	$1,459	$2,667[2]
Class C	$257	$791	$1,352	$2,881
Class N	$206	$637	$1,094	$2,361
Class Y3	$79	$247	$429	$958

Discovery Fund

If shares are redeemed[1]:	1 Year	3 Years	5 Years	10 Years
Class A	$717	$1,016	$1,337	$2,243
Class B	$771	$1,131	$1,618	$2,453[2]
Class C	$349	$767	$1,311	$2,799
Class N	$297	$609	$1,047	$2,264
Class Y3	$142	$443	$766	$1,680

Discovery Fund

If shares are not redeemed[4] :	1 Year	3 Years	5 Years	10 Years
Class A	$717	$1,016	$1,337	$2,243
Class B	$271	$831	$1,418	$2,453[2]
Class C	$249	$767	$1,311	$2,799
Class N	$197	$609	$1,047	$2,264
Class Y3	$142	$443	$766	$1,680

Pro Forma Surviving Discovery Fund (Post-Reorganization)

If shares are redeemed[1]:	1 year	3 years	5 years	10 years
Class A	$728	$1,049	$1,392	$2,359
Class B	$772	$1,134	$1,623	$2,512[2]
Class C	$350	$770	$1,316	$2,810
Class N	$299	$615	$1,057	$2,286
Class Y3	$94	$295	$512	$1,136

Pro Forma Surviving Discovery Fund (Post-Reorganization)

If shares are not redeemed[4]:	1 year	3 years	5 years	10 years
Class A	$728	$1,049	$1,392	$2,359
Class B	$272	$834	$1,423	$2,512[2]
Class C	$250	$770	$1,316	$2,810
Class N	$199	$615	$1,057	$2,286
Class Y3	$94	$295	$512	$1,136

1.	In the "If shares are redeemed" examples, expenses include the initial sales charge for Class A and the applicable Class B, Class C and Class N contingent deferred sales charges.

2.	Class B expenses for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A shares 72 months after purchase.

3.	There is no sales charge on Class Y shares.

4.	In the "If shares are not redeemed" examples, the Class A expenses include the initial sales charge, but Class B, Class C and Class N expenses do not include the contingent deferred sales charges.

     The "Current and Pro Forma Fee Tables," above, show each Fund's respective fees and expenses both before and (pro forma) after the Reorganization, based on assets as of January 31, 2009 and including the effects of current waivers. After the Reorganization, MidCap Fund's Class A, B, C and N net operating expenses paid by shareholders holding those shares are projected to decline. Net operating expenses for shareholders of Class Y shares of MidCap Fund are expected to increase after the Merger, from 0.77% to 0.92%. This increase is due primarily to the disparity in average Class Y account sizes between MidCap Fund and Discovery Fund. The net result is an increase in the effective transfer agency fee in the surviving Fund. The expense ratio for Class Y shares of the combined Fund are closer to the average Class Y share expense ratios for other Oppenheimer funds. Currently (i.e., prior to the Reorganization) Class Y share expenses for MidCap Fund were abnormally low.

     Tables showing each Fund's Annual Total Operating Expenses and expense cost examples for its most recently completed fiscal year can be found, respectively, in the prospectus of MidCap Fund dated February 27, 2009 and the prospectus of Discovery Fund dated January 31, 2009, each of which are incorporated herein by reference.

What are the capitalizations of the Funds and what would the capitalizations be after the Reorganization?

The following tables set forth the existing capitalizations (unaudited) of MidCap Fund and Discovery Fund as of January 31, 2009 and the pro forma combined capitalization of Discovery Fund as of January 31, 2009 as if the Reorganization had occurred on that date.

MidCap Fund	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class A	$244,818,577	25,269,715	$9.69
Class B	$ 53,524,040	6,000,696	$8.92
Class C	$50,219,855	5,632,183	$8.92
Class N	$14,162,594	1,489,747	$9.51
Class Y	$ 41,845,712	4,106,983	$10.19
TOTAL	$404,570,778	42,499,324

Discovery Fund	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class A	$331,744,090	10,040,313	$33.04
Class B	$28,565,671	999,105	$28.59
Class C	$24,537,977	840,510	$29.19
Class N	$6,746,641	209,126	$32.26
Class Y	$18,386,770	530,637	$34.65
TOTAL	$409,981,149	12,619,691

Discovery Fund (Pro Forma Surviving Fund)*	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class A	$576,562,667	17,449,805	$33.04
Class B	$82,089,711	2,871,147	$28.59
Class C	$74,757,832	2,560,713	$29.19
Class N	$20,909,235	648,125	$32.26
Class Y	$60,232,482	1,738,292	$34.65
TOTAL	$814,551,927	25,268,082

*      Reflects the issuance of 7,409,491.88 Class A shares, 1,872,042.00 Class B shares, 1,720,202.54 Class C shares, 438,998.70 Class N shares and 1,207,655.45 Class Y shares of Discovery Fund in a tax-free exchange for the net assets of MidCap Fund, aggregating 12,648,390.58

How have the Funds performed?

The following past performance information for each Fund is set forth below: (i) a bar chart showing changes in each Fund's performance for Class A shares from year to year for the last ten calendar years and (ii) tables detailing how the average annual total returns of each Fund's shares, both before and after taxes, compared to those of broad-based market indices. The after-tax returns are shown for Class A shares only and are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state or local taxes. The after-tax returns are calculated based on certain assumptions mandated by regulation and your actual after-tax returns may differ from those shown, depending on your individual tax situation. The after-tax returns set forth below are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or IRAs or to institutional investors not subject to tax. The past investment performance of either Fund, before and after taxes, is not necessarily an indication of how either Fund will perform in the future.

Annual Total Returns for MidCap Fund (Class A) as of 12/31 each year

[Graphic bar chart]

Calendar Year Ended:	Oppenheimer MidCap Fund Annual Total Returns
12/31/99	94.87%
12/31/00	-10.84%
12/31/01	-34.13%
12/31/02	-27.63%
12/31/03	24.08%
12/31/04	18.90%
12/31/05	11.81%
12/31/06	2.45%
12/31/07	5.74%
12/31/08	-49.62%

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.

During the period shown in the bar chart, the highest return before taxes for a calendar quarter was 43.43% (4th Qtr '99) and the lowest return before taxes for a calendar quarter was -32.84% (4th Qtr '08). For the period from January 1, 2009 through March 31, 2009, the cumulative return before taxes for Class A shares was -3.49%.

Annual Total Returns for Discovery Fund (Class A) as of 12/31 each year

[Graphic bar chart]

Calendar Year Ended:	Oppenheimer Discovery Fund Annual Total Returns
12/31/99	51.31%
12/31/00	-13.26%
12/31/01	-11.59%
12/31/02	-24.10%
12/31/03	38.98%
12/31/04	3.98%
12/31/05	1.34%
12/31/06	4.84%
12/31/07	25.81%
12/31/08	-35.59%

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.

During the period shown in the bar chart, the highest return before taxes for a calendar quarter was 59.36% (4th Qtr '99) and the lowest return (not annualized) before taxes for a calendar quarter was -25.33% (4th Qtr '08). For the period from January 1, 2009 through March 31, 2009, the cumulative return before taxes for Class A shares was -8.51%.

MidCap Fund
Average Annual Total Returns for the periods ended December 31, 2008	1 Year	5 Years	10 Years (or life of class, if less)
Class A Shares (inception 12/01/97) Return Before Taxes Return After Taxes on Distributions Return After Taxes on Distributions and Sale of Fund Shares	(52.52%) (52.52%) (34.14%)	(7.32%) (7.32%) (6.07%)	(3.47%) (3.47% ) (2.87%)
Class B Shares (inception 12/01/97)	(52.50%)	(7.28%)	(3.62%)
Class C Shares (inception 12/01/97)	(50.47%)	(6.90%)	(3.61%)
Class N Shares (inception 3/1/01)	(50.22%)	(6.42%)	(8.39%)
Class Y Shares (inception 12/01/97)	(49.35%)	(5.80%)	(2.46%)
S&P MidCap 400 Index (reflects no deduction for fees, expenses or taxes)	(36.23%)	(0.08%)	4.46% 2.25%[1]
Russell MidCap® Growth Index (reflects no deduction for fees, expenses or taxes)	(44.32%)	(2.33%)	(0.19%) (2.19% )[1]

1     From 2/28/01.

Discovery Fund
Average Annual Total Returns for the periods ended December 31, 2008	1 Year	5 Years	10 Years (or life of class, if less)
Class A Shares (inception 9/11/86) Return Before Taxes Return After Taxes on Distributions Return After Taxes on Distributions and Sale of Fund Shares	(42.12%) (42.26%) (27.20%)	(4.26%) (4.34%) (3.56%)	(0.15%) (0.98%) (0.42%)
Class B Shares (inception 4/4/94)	(42.06%)	(4.27%)	(0.02%)
Class C Shares (inception 10/2/95)	(39.68%)	(3.91%)	(0.35%)
Class N Shares (inception 3/1/01)	(39.36%)	(3.41%)	(1.47%)
Class Y Shares (inception 6/1/94)	(38.41%)	(2.86%)	0.71%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	(38.54%)	(2.35%)	(0.76%) (1.41%)[1]
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	(33.79%)	(0.93%)	3.02% 1.97%[1]
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	(36.99%)	(2.19%)	(1.38%) (2.20%) [1]
1.	From 02/28/01.

For each Fund, the average annual total returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The calculation of the Funds' performance reflects the following sales charges: for Class A, the current maximum initial sales charge of 5.75%; for Class B, the contingent deferred sales charge of 5% (1-year) and 2% (5-years); and for Class C and Class N, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, Class B "life-of-class" performance does not include any contingent deferred sales charge and uses Class A performance for the period after conversion.

The performance of MidCap Fund's shares is compared to the S&P MidCap 400 Index and the Russell MidCap Growth Index, both of which are unmanaged indices of equity securities. The performance of Discovery Fund's shares is compared to the S&P 500® Index, an unmanaged index of equity securities, and the Russell 2000 Growth Index, an unmanaged index of those companies among the 2000 smallest companies in the Russell 3000 Index that have higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. investable equity market and the 200 smallest companies represent approximately 8% of that index's total market capitalization. The Funds' investments vary from those in the indices. The indices' performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. The Fund's investments vary from those in the indices.

Management's Discussion of Discovery Fund's Performance

A discussion of the performance of Discovery Fund can be found in its annual report dated September 30, 2008, which is incorporated herein by reference.

HOW DO the Principal INVESTMENTS AND Risks of investING in the Funds differ?

The Funds' Overall Investment Risk

The following is a discussion of the strategies and types of investments that Discovery Fund and MidCap Fund consider to be the most important in seeking to achieve their investment objectives and the risks those the Funds expect its portfolios to be subject to as a whole. Both Funds have some degree of risk. The value of each Fund's shares fluctuates as the values of the Fund's investments change, and may decline. The value of each Fund's investments may change because of broad changes in the markets in which the Fund invests or from more specific factors like those described below. There is also the risk that poor security selection could cause the Funds to underperform other funds with similar objectives. When you redeem your shares in either Fund, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in either Fund.

     The allocation of each Fund's portfolio among different types of investments will vary over time and the Funds' portfolios might not always include all of the different types of investments described below. The Statement of Additional Information of Discovery Fund dated January 31, 2009 and the Statement of Additional Information of MidCap Fund dated February 27, 2009 contain more detailed information about the Funds' investment policies and risks and are incorporated herein by reference. Stock markets can be volatile, and the prices of the Funds' shares can go up and down substantially. There is no assurance that either MidCap Fund or Discovery Fund will achieve its investment objective. Discovery Fund is an aggressive investment vehicle, and in the short term, its share prices can be expected to be volatile. It's designed for investors willing to assume greater risks of investments in small-capitalization issuers in the hope of achieving long-term capital appreciation. Small-cap stocks do not tend to pay dividends and so the Fund's dividend income is likely to be small.

MidCap Fund is designed primarily for investors seeking capital appreciation over the long term and who are willing to assume the risks of short-term share price fluctuations and losses that are typical for a growth fund focusing on mid-cap stock investments. The Fund does not seek current income and the income from its investments will likely be small, so it is not designed for investors needing current income.

Neither MidCap Fund nor Discovery Fund generally uses income-oriented investments to help to cushion total return from changes in stock prices. Both Funds are likely to be more volatile than funds that emphasize large-cap stocks or investment-grade debt securities. Neither Fund is a complete investment program nor may be appropriate for all investors

RISKS OF INVESTING IN STOCK. The value of each Fund's portfolio may be affected by changes in the stock markets. Stock markets may experience significant volatility and may fall sharply at times. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

     A variety of factors can affect the price of a particular company's stock and the prices of individual stocks generally do not all move in the same direction at the same time. These factors may include: poor earnings reports, a loss of customers, litigation against the company, or changes in government regulations affecting the company or its industry.

Both Funds are diversified, and each attempts to reduce its exposure to the risks of individual stocks by diversifying its investments across a broad number of different companies. At times, both MidCap Fund and Discovery Fund may emphasize investments in a particular industry or sector more than others. To the extent that the Funds increase their emphasis on stocks in a particular industry, the value of their investments may fluctuate more in response to events affecting that industry, such as changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. Neither Fund may concentrate more than 25% of its total assets in issuers in any one industry.

RISKS OF SMALL-CAP COMPANIES. Unlike MidCap Fund, which under normal market conditions will invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of "mid-cap" companies between $2 billion and $11.5 billion (and is thus subject to the special risks of mid-cap companies), Discovery Fund emphasizes stocks of "small–cap" issuers with a market capitalization of less than $3 billion when purchased, although it can invest in stocks of any capitalization range. Small-cap companies may be either established or newer companies, including "unseasoned" companies that have been in operation for less than three years. While smaller companies might offer greater opportunities for gain than larger companies, they also involve greater risk of loss. They may be more sensitive to changes in a company's earnings expectations and may experience more abrupt and erratic price movements than larger companies. Smaller companies' securities often trade in lower volumes and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Small-cap companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since smaller companies typically reinvest a high proportion of their earnings in their business, they may lack liquidity in a declining market, particularly if they are newer companies. Small-cap companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. It may take a substantial period of time before the Fund realizes a gain on an investment in a small- or mid-sized company, if it realizes any gain at all.

Price Arbitrage. Because Discovery Fund may invest in smaller company stocks that may trade infrequently, investors might seek to trade Fund shares based on their knowledge or understanding of the value of those securities (this is sometimes referred to as "price arbitrage"). If such price arbitrage were successful, it might interfere with the efficient management of the Fund's portfolio and the Fund may be required to sell securities at disadvantageous times or prices to satisfy the liquidity requirements created by that activity. Successful price arbitrage might also dilute the value of fund shares held by other shareholders.

RISKS OF GROWTH INVESTING. Both MidCap Fund and Discovery Fund invest in "growth" companies. Growth companies are companies whose earnings and stock prices are expected to grow at a faster rate than the overall market. Growth companies can be new companies or established companies that may be entering a growth cycle in their business. Their anticipated growth may come from developing new products or services or from expanding into new or growing markets. Growth companies may be applying new technologies, new or improved distribution methods or new business models that could enable them to capture an important or dominant market position. They may have a special area of expertise or the ability to take advantage of changes in demographic or other factors in a more profitable way. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Although newer growth companies may not pay any dividends for some time, their stocks may be valued because of their potential for price increases. Current examples include companies in the fields of telecommunications, computer software, and new consumer products.

     The risk of growth investing is a major risk for both Funds. If a growth company's earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth investing has gone in and out of favor during past market cycles and is likely to continue to do so. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price. Growth stocks may also be more volatile than other securities because of investor speculation. Growth stocks may be less liquid and more volatile than other stock investments. They may lose value if the company's business plans do not produce the expected results, or if growth investing falls out of favor with investors. Growth stocks may also be more volatile because of investor speculation.

Risks of Foreign Investing. Both MidCap Fund and Discovery Fund invest primarily in U.S. common stocks. However, each Fund may invest in foreign securities without limitation, although Discovery Fund has adopted an operating policy limiting its investments in foreign securities to 25% of its total assets. MidCap Fund has no policy limiting its investments in foreign securities. While foreign securities may offer special investment opportunities, they are also subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements as U.S. companies are subject to, which may make it difficult to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency and of any income or distributions the Fund may receive on those securities. Additionally, the value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, higher transaction and other costs, delays in settlement of transactions, changes in economic or monetary policy in the U.S. or abroad, or other political and economic factors.

Special Risks of Developing and Emerging Markets. Developing or emerging market countries generally have less developed securities markets or exchanges. Securities of companies in developing or emerging market countries may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of companies in countries with more mature markets. Settlements of trades may be subject to greater delays so that the proceeds of a sale of a security may not be received on a timely basis. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Developing or emerging market countries may have less developed legal and accounting systems, and investments in those countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of company assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Their governments may also be more unstable than the governments of more developed countries. The value of the currency of a developing or emerging market country may fluctuate more than the currencies of countries with more mature markets. Investments in companies in developing or emerging market countries may be considered speculative.
While MidCap Fund is subject to the risks of investing in technology stocks, Discovery Fund does not consider the risks posed by investment in technology stocks to be a "main risk."

OTHER INVESTMENT STRATEGIES AND RISKS. Both MidCap Fund and Discovery Fund can also use the investment techniques and strategies described below. Neither Fund has to use all of these techniques or strategies or might only use them from time to time.

Other Equity Securities. In addition to common stocks, the both Funds can invest in other equity or "equity equivalents" securities such as preferred stocks or convertible securities. Preferred stocks have a set dividend rate and rank ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. A convertible security is one that can be converted into or exchanged for a set amount of common stock of an issuer within a particular period of time at a specified price or according to a price formula. Convertible securities offer the Funds the ability to participate in stock market movements while also seeking some current income. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. Both Funds consider some convertible securities to be "equity equivalents" because they are convertible into common stock. The credit ratings of those convertible securities generally have less impact on the investment decision, although they are still subject to credit and interest rate risk.

Derivative Investments. Both Funds can invest in a number of different types of "derivative" investments. A derivative is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Derivatives may allow the Fund to increase or decrease its exposure to certain markets or risks. Each Fund may use derivatives to seek to increase its investment return or for hedging purposes. Neither Fund is required to use derivatives in seeking its investment objective or for hedging and they might not do so. Options, futures and forward contracts are some of the types of derivatives both Funds can use. The Funds may also use other types of derivatives that are consistent with their investment strategies or for hedging purposes. Both Funds have percentage limits on the use of hedging instruments and are not required to use hedging instruments in seeking their objectives.

Hedging. Hedging transactions are intended to reduce the risks of securities in each Fund's portfolio. If a Fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, however, the hedge might be unsuccessful or could reduce the Fund's return or create a loss.

Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform the way the Manager expects it to. Some derivatives have the potential for unlimited loss, regardless of the size of a Fund's initial investment. A Fund may also lose money on a derivative investment if the issuer fails to pay the amount due. Certain derivative investments held by the Funds may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and can increase portfolio turnover. As a result of these risks, both Funds could realize little or no income or lose money from their investments, or a hedge might be unsuccessful.

Illiquid and Restricted Securities. Both Funds may invest in illiquid and restricted securities. Investments that do not have an active trading market, or that have legal or contractual limitations on their resale, are generally referred to as "illiquid" securities. Illiquid securities may be difficult to value or to sell promptly at an acceptable price or may require registration under applicable securities laws before they can be sold publicly. Securities that have limitations on their resale are referred to as "restricted securities." Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid. Both Funds limit their investment in illiquid or restricted securities. Neither will invest more than 10% of its net assets in illiquid or restricted securities. The Board can increase that limit to 15%. The Manager monitors the Funds' holdings of illiquid securities on an ongoing basis to determine whether to sell any of those securities to maintain adequate liquidity.

Loans of Portfolio Securities. Both Funds may loan their portfolio securities to brokers, dealers and financial institutions to seek income. Each Fund has entered into a securities lending agreement with The Goldman Sachs Trust Company, doing business as Goldman Sachs Agency Lending ("Goldman Sachs") for that purpose. Under the agreement, Goldman Sachs will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Funds, however, will be responsible for the risks associated with their investment of cash collateral, including any collateral invested in an affiliated money market fund. The Funds may lose money on their investment of cash collateral or may fail to earn sufficient income on their investment to meet their obligations to the borrower. The Funds' portfolio loans must comply with the collateralization and other requirements of the Fund's securities lending agreement, its securities lending procedures and applicable government regulations. Each Fund limits loans of portfolio securities to not more than 25% of its net assets.

Conflicts of Interest. The investment activities of the Manager and its affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage both Funds and their shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Funds. That may result in another fund or account holding investment positions that are adverse to a Fund's investment strategies or activities. Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of a Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as the Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the Fund's investment strategies may be adversely affected. A Fund's investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and a Fund may experience losses during periods in which other accounts advised by the Manager or its affiliates achieve gains. The Manager has adopted policies and procedures designed to address potential conflicts of interest identified by the Manager; however, such policies and procedures may also limit a Fund's investment activities and affect its performance.

Investments by "Funds of Funds." Class Y shares of both Funds are offered as an investment to certain other Oppenheimer funds that act as "funds of funds," which may invest significant portions of their assets in shares of the Fund. From time to time, those investments may also represent a significant portion of the Fund's outstanding shares or of its outstanding Class Y shares. The Oppenheimer funds of funds typically use asset allocation strategies that may increase or reduce the amount of their investment in the Fund frequently, possibly on a daily basis during volatile market conditions. If the size of those purchases or redemptions were significant relative to the size of the Fund's assets, the Fund might be required to purchase or sell portfolio securities, which could increase its transaction costs and reduce the performance of all of its share classes. Further discussion of the possible effects of frequent trading in the Fund's shares is included in the section "Limitations on Frequent Exchanges" in this prospectus.

Investments in Oppenheimer Institutional Money Market Fund. Each Fund can invest its free cash balances in Class E shares of Oppenheimer Institutional Money Market Fund, to provide liquidity or for defensive purposes. Each Funds invests in Oppenheimer Institutional Money Market Fund, rather than purchasing individual short-term investments, to seek a higher yield than it could obtain on its own. Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and is part of the Oppenheimer Family of Funds. It invests in a variety of short-term, high-quality, dollar-denominated money market instruments issued by the U.S. Government, domestic and foreign corporations, other financial institutions, and other entities. Those investments may have a higher rate of return than the investments that would be available to the Funds directly. At the time of an investment, a Fund cannot always predict what the yield of the Oppenheimer Institutional Money Market Fund will be because of the wide variety of instruments that fund holds in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As a shareholder, each Fund will be subject to its proportional share of the expenses of Oppenheimer Institutional Money Market Fund's Class E shares, including its advisory fee. However, the Manager will waive a portion of a Fund's advisory fee to the extent of the Fund's share of the advisory fee paid to the Manager by Oppenheimer Institutional Money Market Fund.

Portfolio Turnover. A change in the securities held by the Funds is known as "portfolio turnover." Both Funds may engage in active and frequent trading to try to achieve their investment objective and may have a portfolio turnover rate of over 100% annually. Discovery Fund's portfolio turnover rate has average around 132% per year for the last five years. For its fiscal year ending September 30, 2009, it is expected that Discovery Fund's portfolio turnover rate will again exceed 100%. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. If a Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. Each Fund's portfolio turnover rates during past fiscal years is below:

	2008	2007	2006	2005	2004
MidCap Fund	78%	96%	63%	39%	114%
Discovery Fund	127%	105%	133%	162%	135%

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, each Fund can invest up to 100% of its assets in investments that may be inconsistent with its principal investment strategies. Generally, the Funds would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market instruments in which Oppenheimer Institutional Money Market Fund invests or in other short-term U.S. Government securities. The Funds might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Funds invest in these securities, they might not achieve their investment objectives.

CHANGES TO THE FUNDS' INVESTMENT POLICIES. The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Funds' outstanding voting shares; however, a Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to a Fund's prospectus. Each Funds' investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed, respectively, in MidCap Fund's Statement of Additional Information dated February 27, 2009 and Discovery Fund's Statement of Additional Information dated January 31, 2009, each of which is incorporated into this combined Prospectus and Proxy Statement by reference.

HOW DO THE ACCOUNT FEATURES AND SHAREHOLDER SERVICES FOR THE FUNDS COMPARE?

Share Classes

Each Fund offers investors five different classes of shares:  Class A, Class B, Class C, Class N and Class Y.  The features of each of MidCap Fund's share classes are identical to the features of the same share class of Discovery Fund.  Each Fund's different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices.

Purchases, Redemptions and Exchanges

The procedures for purchases, redemptions and exchanges of shares of the Funds are the same. Shares of either Fund may be exchanged for shares of the same class of certain other Oppenheimer funds offering such shares. Exchange privileges are subject to amendment or termination at any time.

Both Funds have the same initial and subsequent minimum investment amounts for the purchase of shares. These amounts are $1,000 and $50, respectively. Both Funds have a maximum initial sales charge of 5.75% on Class A shares for purchases of less than $25,000. The sales charge of 5.75% is reduced for purchases of Class A shares of $25,000 or more. Investors who purchase $1 million or more of Class A shares pay no initial sales charge but may have to pay a contingent deferred sales charge ("CDSC") of up to 1% if the shares are sold within 18 calendar months from the beginning of the calendar month during which they were purchased. Class B shares of the Funds are sold without a front-end sales charge but may be subject to a CDSC upon redemption depending on the length of time the shares are held. The CDSC begins at 5% for shares redeemed in the first year and declines to 1% in the sixth year and is eliminated after that. Class C shares may be purchased without an initial sales charge, but if redeemed within 12 months of buying them, a CDSC of 1% may be deducted. Class N shares are purchased without an initial sales charge, but if redeemed within 18 months of the retirement plan's first purchase of N shares, a CDSC of 1% may be deducted.

Class A, Class B, Class C, Class N and Class Y shares of Discovery Fund received in the Reorganization will be issued at net asset value, without a sales charge and no CDSC will be imposed on MidCap Fund shares exchanged for Discovery Fund shares as a result of the Reorganization. However, any CDSC that applies to MidCap Fund shares as of the date of the exchange will carry over to Discovery Fund shares received in the Reorganization.

Dividends and Distributions

Both Funds intend to declare dividends separately for each class of shares (as applicable) from net investment income on an annual basis and pay them annually. Dividends and distributions paid to Class A and Class Y shares will generally be higher than dividends for Class B, Class C and Class N shares, which normally have higher expenses than Class A and Class Y shares. The Funds have no fixed dividend rate and cannot guarantee that they will pay any dividends or distributions.

Either Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains each year. Each Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. However, there can be no assurance that either Fund will pay any capital gains distributions in a particular year.

Other Shareholder Services

Both Funds also offer the following privileges: (i) the ability to reduce your sales charge on purchases of Class A shares through rights of accumulation or letters of intent, (ii) reinvestment of dividends and distributions at net asset value, (iii) net asset value purchases by certain individuals and entities, (iv) Asset Builder (automatic investment) Plans, (v) Automatic Withdrawal and Exchange Plans for shareholders who own shares of the Funds (vi) AccountLink and PhoneLink arrangements, (vii) exchanges of shares for shares of the same class of certain other funds at net asset value, (viii) telephone and Internet redemption and exchange privileges and (ix) wire redemptions of fund shares (for a fee). All of such services and privileges are subject to amendment or termination at any time and are subject to the terms of the Funds' respective prospectuses. For additional information, please see the section in the current Prospectus of Discovery Fund titled "ABOUT YOUR ACCOUNT," provided with this combined Prospectus and Proxy Statement.

Special Account Features. When your shares of MidCap Fund are exchanged for shares of Discovery Fund, any special account features (such as an Asset Builder Plan or Automatic Withdrawal Plan) selected for your MidCap Fund account will be continued for your new Discovery Fund account, if those features are available for Discovery Fund, unless you instruct the Transfer Agent otherwise. If you currently own shares in both Funds, and have selected special account features for each Fund (such as an Automatic Withdrawal Plan for both Funds) and the accounts have identical account attributes (e.g., account holder's name, address, appropriate bank accounts), the special account feature options you selected for your MidCap Fund account will be applied to the special account features selected for your Discovery Fund account, unless you instruct the Transfer Agent otherwise.

INFORMATION ABOUT THE REORGANIZATION

This is only a summary of the Reorganization Agreement. You should read the form of Reorganization Agreement, which is attached as Exhibit A.

How will the Reorganization be carried out?

If the shareholders of MidCap Fund approve the Reorganization Agreement, the Reorganization will take place after various conditions are satisfied by MidCap Fund and Discovery Fund, including delivery of certain documents. The Closing Date is presently scheduled for on or about July 17, 2009 and the "Valuation Date" (which is the business day preceding the Closing Date of the Reorganization) is presently scheduled for on or about July 16, 2009.

If the shareholders of MidCap Fund vote to approve the Reorganization Agreement, substantially all of the assets of MidCap Fund will be transferred to Discovery Fund in exchange for shares of Discovery Fund, and you will receive Class A, Class B, Class C, Class N or Class Y shares of Discovery Fund equal in value to the value as of the Valuation Date of your shares of MidCap Fund. MidCap Fund will then be dissolved and its outstanding shares will be cancelled. The stock transfer books of MidCap Fund will be permanently closed at the close of business on the Valuation Date. Both Funds apply the same valuation procedures.

Shareholders of MidCap Fund who vote their Class A, Class B, Class C, Class N and Class Y shares in favor of the Reorganization will be electing in effect to redeem their shares of MidCap Fund at net asset value on the Valuation Date, after MidCap Fund subtracts a cash reserve ("Cash Reserve"), and reinvests the proceeds in Class A, Class B, Class C, Class N and Class Y shares of Discovery Fund at net asset value. The Cash Reserve is an amount retained by MidCap Fund for the payment of MidCap Fund's outstanding debts, taxes and expenses of liquidation following the Reorganization. Discovery Fund is not assuming any debts of MidCap Fund except debts for unsettled securities transactions and outstanding dividend and redemption checks. Any debts paid out of the Cash Reserve will be those debts, taxes or expenses of liquidation incurred by MidCap Fund on or before the Closing Date. MidCap Fund will recognize capital gains or losses on any sales of portfolio securities made prior to the Reorganization. The sales of portfolio securities contemplated in the Reorganization are anticipated to be in the ordinary course of business of MidCap Fund's activities. Following the Reorganization, MidCap Fund shall take all necessary steps to complete its liquidation and affect a complete dissolution of the Fund.

Under the Reorganization Agreement, either MidCap Fund or Discovery Fund may abandon and terminate the Reorganization Agreement for any reason and there shall be no liability for damages or other recourse available to the other Fund, provided, however, that in the event that one of the Funds terminates the Reorganization Agreement without reasonable cause, it shall, upon demand, reimburse the other Fund for all expenses, including reasonable out-of-pocket expenses and fees incurred in connection with the Reorganization Agreement.

To the extent permitted by law, the Funds may agree to amend the Reorganization Agreement without shareholder approval. They may also agree to terminate and abandon the Reorganization at any time before or, to the extent permitted by law, after the approval of shareholders of MidCap Fund.

Who will pay the expenses of the Reorganization?

     Each Fund will incur expenses in connection with the Reorganization, including legal and accounting fees, the cost of a tax opinion (that the merger will not be taxable to shareholders) and shareholder communication costs.  OFI has estimated total merger-related costs to be approximately $560,750 for MidCap Fund and approximately $35,750 for Discovery Fund.  OFI has agreed to pay $445,740 of the total merger-related costs incurred by MidCap Fund (and $17,875 of the costs incurred by Discovery Fund.)  OFI does not anticipate that either Fund will experience a dilution as a result of the proposed Reorganization.

What are the tax consequences of the Reorganization?

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. Based on certain assumptions and representations received from MidCap Fund and Discovery Fund, it is expected to be the opinion of Kramer Levin Naftalis & Frankel LLP ("tax opinion") that; (i) shareholders of MidCap Fund should not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for shares of Discovery Fund; (ii) shareholders of Discovery Fund should not recognize any gain or loss upon receipt of MidCap Fund's assets; and (iii) the holding period of Discovery Fund shares received in that exchange should include the period that MidCap Fund shares were held (provided such shares were held as a capital asset on the Closing Date). In addition, neither Fund is expected to recognize a gain or loss as a direct result of the Reorganization. Please see the Agreement and Plan of Reorganization for more details.

If the tax opinion is not received by the Closing Date, the Fund may still pursue the Reorganization, pending re-solicitation of shareholders and shareholder approval which would delay the Reorganization by several months. Although not likely, in the event the tax opinion is not received, the Reorganization may not qualify as a tax-free reorganization.

Prior to the Valuation Date, MidCap Fund may pay a dividend which will have the effect of distributing to MidCap Fund's shareholders all of MidCap Fund's investment company taxable income, if any, for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carry-forward). Any capital loss carry-forwards that MidCap Fund has on the date of the Reorganization would be assumed by Discovery Fund, provided they are used within the eight-year period allowed for the use of such carry-forwards.  As of October 31, 2008, MidCap Fund had $744,522,124 in capital loss carry-forwards.  Due to the limitations of Section 382 of the Internal Revenue Code, approximately $665,752,344 of this amount is expected to be lost, leaving approximately $78,769,780 available for use by Discovery Fund.  While these amounts will likely change by the Reorganization's closing, they provide an idea of the relative level of the carry-forwards.  The amount of the capital loss carry-forward that will expire unused because of IRC Section 382 limitations is about the same as the amount of capital loss carry-forward that will likely expire in due course at the Fund's fiscal years ending October 31, 2009, approximately $420 million, and October 31, 2010, approximately $238 million, whether or not a merger occurs.  Finally, another $68 million, approximately, will expire on October 31, 2011.  In the current fiscal year to date, MidCap Fund has a net realized loss of $275 million and a net unrealized loss of $135 million.  Therefore, while it is impossible to predict, it is very likely that the October 31, 2009 layer will expire unused whether or not the Reorganization occurs.  Further, it is likely that the October 31, 2010 and the October 31, 2011 layers will also expire unused whether or not the Reorganization occurs given the current economic climate and the relative size of MidCap Fund's assets and capital loss carry-forward amounts.

You will continue to be responsible for tracking the purchase cost and holding period of your shares and should consult your tax adviser regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax adviser as to state and local and other tax consequences, if any, of the Reorganization because this discussion only relates to anticipated federal income tax consequences.

REASONS FOR THE REORGANIZATION

Board Considerations

     At meetings of the Boards of Trustees of MidCap Fund and Discovery Fund held March 27, April 14, and April 27, 2009, each Board considered whether to approve the proposed Reorganization on behalf of its respective Fund and reviewed and discussed with the Manager and the Boards' independent legal counsel the proposed Reorganization. Information with respect to, among other things, each Fund's respective investment objective and policies, management fees, distribution fees and other operating expenses, historical performance, asset size and prospects for growth also was considered by the Boards.

     The Boards considered the fees or expenses that will be borne directly or indirectly by shareholders of the Funds in connection with the Reorganization, including the potential savings to shareholders of MidCap Fund and the potential benefits to the Manager. The Boards also considered the expected impact of the Reorganization on annual fund operating expenses and shareholder fees and services. The Boards received information concerning the current fees and expenses of both MidCap and Discovery Fund and estimated pro forma fees and expenses of the surviving Discovery Fund, including any waivers that currently apply to the Funds and will apply after the Reorganization and the impacts on individual share classes. The Boards also received information indicating that the services provided to both MidCap Fund and Discovery Fund shareholders before the Reorganization would not change once they became shareholders of Discovery Fund after the Merger. The Boards were presented with information showing that after the Reorganization, both Funds' shareholders will continue to be shareholders of a fund that has expense levels lower than most of its peers.

     The Boards considered that the combination of assets are expected to provide MidCap Fund shareholders with benefits from economies of scale. The Boards received information indicating that the combined Fund will have an asset size double that of MidCap Fund's asset size (based on assets as of January 31, 2009) and it is estimated that shareholders of each class of MidCap Fund are expected to see a decrease in overall annual net operating expenses, except MidCap Fund shareholders of Class Y. The Boards received information indicating that the surviving combined Fund's asset size puts it in a better position to compete for new assets.

     The Boards considered that the investment objectives, restrictions and policies of the surviving Discovery Fund will not result in a material change for shareholders of MidCap Fund as a result of the Reorganization. The Board received information indicating that both Funds are managed by the same portfolio manager and team of research analysts, that both Funds have the same investment objective and a similar overall investment strategies, and that while individually the two funds have somewhat different risk profiles, the surviving Fund will have similar risk characteristics as MidCap Fund. The boards also considered that the Funds have the same investment adviser, general distributor and transfer agent.

     The Boards also considered the performance of each Fund and each Fund's prospects for asset growth. The Board was presented with information indicating that Discovery Fund has better prospects for growth. The Boards considered that both Funds offer Class A, B, C, N and Y shares that offer investors the same purchasing options and services, that the Funds' sales charge arrangements for each class are the same and that the procedures for purchases and exchanges of shares of both Funds are the same.

     The Boards also considered the terms and conditions of the Reorganization, including that there would be no sales charge imposed in effecting the Reorganization and that the Reorganization is expected to be a tax-free reorganization. The Board of MidCap Funds concluded that the Fund's participation in the transaction was in the Fund's best interests and that the Reorganization would not result in a dilution of the interests of the Fund's shareholders.

After consideration of the above factors, other considerations, and such information as the Board of MidCap Fund deemed relevant, the Board, including the Trustees who are not "interested persons" (as defined in the Investment Company Act) of MidCap Fund, Discovery Fund or the Manager (the "Independent Trustees"), approved the Reorganization and the Reorganization Agreement and voted to recommend its approval by the shareholders of MidCap Fund.

The Board of Discovery Fund also determined that the Reorganization was in that Fund's best interests and the best interests of its shareholders and that no dilution would result to those shareholders. Discovery Fund shareholders do not vote on the Reorganization. The Board on behalf of Discovery Fund, including the Independent Trustees, approved the Reorganization and the Reorganization Agreement.

Neither Fund's Board members are required to attend the meeting nor do they plan to attend the meeting.

For the reasons discussed above, the Board, on behalf of MidCap Fund, recommends that you vote FOR the Reorganization Agreement. If shareholders of MidCap Fund do not approve the Reorganization Agreement, the Reorganization will not take place.

How will Shares of Discovery Fund be Distributed?

Upon consummation of the Reorganization, Class A, Class B, Class C, Class N, and Class Y shares of Discovery Fund will be distributed to shareholders of Class A, Class B, Class C, Class N and Class Y shares of MidCap Fund, respectively, in connection with the Reorganization. The shares of Discovery Fund will be recorded electronically in each shareholder's account. Discovery Fund will then send a confirmation to each shareholder. Shareholders of MidCap Fund holding certificates representing their shares will not be required to surrender their certificates in connection with the Reorganization. However, former shareholders of MidCap Fund whose shares are represented by outstanding share certificates will not be allowed to redeem or exchange shares of Discovery Fund they receive in the Reorganization until the exchanged MidCap Fund certificates have been returned to the Transfer Agent.

The rights of shareholders of both Funds are substantially the same as are their governing documents. Each share will be fully paid and non-assessable when issued. Discovery Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification of any loss and expenses out of its property for any shareholder held personally liable for its obligations. Neither Fund permits cumulative voting.

WHAT ARE THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS?

Both MidCap Fund and Discovery Fund have certain additional fundamental investment restrictions that can only be changed with shareholder approval. Generally, these investment restrictions are similar between the Funds. Please see the Statement of Additional Information for MidCap Fund, dated February 27, 2009, and Discovery Fund, dated January 31, 2009, for descriptions of those investment restrictions, each of which is incorporated by reference into the Statement of Additional Information, dated June 1, 2009 related to this Reorganization and this combined Prospectus and proxy Statement.

OTHER COMPARISONS BETWEEN THE FUNDS

The description of certain other key features of the Funds is set forth below. More detailed information is available in each Fund's Prospectus and Statement of Additional Information, which are incorporated by reference.

Management of the Funds

     The Boards of both Funds are responsible for protecting the interests of each Fund's  shareholders under Massachusetts law and other relevant laws.  For a listing of the Discovery Fund's Board of Directors and biographical information, please refer to the Statement of Additional Information for Discovery Fund, dated January 28, 2009, which you may receive a free copy of by writing to the Transfer Agent at P.O. Box 5270, Denver, Colorado 80217, by visiting the website at www.oppenheimerfunds.com, or by calling toll-free 1.800.225.5677.  Discovery Fund's Statement of Additional Information dated January 28, 2009 is incorporated into the Statement of Information dated June 1, 2009, relating to the Reorganization and this Prospectus and Proxy Statement.

Investment Management and Fees

The day-to-day management of the business and affairs of each Fund is the responsibility of the Manager. Pursuant to each Fund's investment advisory agreement, the Manager acts as the investment adviser for both Funds, manages the assets of both Funds and makes each Fund's investment decisions. The Manager employs the Funds' portfolio manager. Both Funds are managed by Ronald J. Zibelli, Jr., who is primarily responsible for the day-to-day management of the Fund's investments.

Both Funds obtain investment management services from the Manager according to the terms of management agreements that are substantially similar. The advisory agreements require the Manager, at its expense, to provide each Fund with adequate office space, facilities and equipment. The agreements also require the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Funds. Those responsibilities include the compilation and maintenance of records with respect to their operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Funds.

Each Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreements list examples of expenses paid by each Fund. The major categories relate to interest, taxes, brokerage commissions, fees to Independent Trustees, legal and audit expenses, custodian bank and transfer agent expenses, share issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation costs.

Both investment advisory agreements generally provide that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which the agreement(s) relate.

The Manager is controlled by Oppenheimer Acquisition Corp., a holding company owned in part by senior officers of the Manager and ultimately controlled by Massachusetts Mutual Life Insurance Company, a mutual life insurance company that also advises pension plans and investment companies. The Manager and a subsidiary managed funds with more than 6 million shareholder accounts as of December 31, 2008. The Manager is located at 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Distribution Services

OppenheimerFunds Distributor, Inc. (the "Distributor") acts as the principal underwriter in a continuous public offering of shares of the Funds, but is not obligated to sell a specific number of shares. Both Funds have adopted Service Plans for Class A shares. The plans reimburse the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of each Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares.

Both Funds have adopted Distribution and Service Plans for Class B, Class C and Class N shares to pay the Distributor for its services and costs in distributing Class B, Class C and Class N shares and servicing accounts. Under each Fund's plan, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under the Class B, Class C and Class N plans.

The asset-based sales charge and service fees increase Class B and Class C expenses by 1.0% and increase Class N expenses by 0.50% of the net assets per year of the respective class. Because these fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B, Class C or Class N shares. The Distributor normally pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers periodically.

Payments to Financial Intermediaries and Service Providers

The Manager and the Distributor, in their discretion, also may pay dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities. These payments are made out of the Manager's and/or the Distributor's own resources, including from the profits derived from the advisory fees the Manager receives from a Fund. These cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor. These payments are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. These payments by the Manager or Distributor from their own resources are not reflected in the fee tables contained in this combined Prospectus and Proxy Statement because they are not paid by the Fund.

"Financial intermediaries" are firms that offer and sell shares of the Funds to their clients, or provide shareholder services to the Funds, or both, and receive compensation for doing so. Your securities dealer or financial adviser, for example, is a financial intermediary, and there are other types of financial intermediaries that receive payments relating to the sale or servicing of the Fund's shares. In addition to dealers, the financial intermediaries that may receive payments include sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks and trust companies offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that dealer, the average net assets of a Fund and other Oppenheimer funds attributable to the accounts of that dealer and its clients, negotiated lump sum payments for distribution services provided, or sales support fees. In some circumstances, revenue sharing payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of a Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify a Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Funds or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Manager, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

Each Fund's Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor. Your dealer may charge you fees or commissions in addition to those disclosed in this combined Prospectus and Proxy Statement.

Transfer Agency and Custody Services

Both Funds receive shareholder accounting and other clerical services from OppenheimerFunds Services, a division of the Manager, in its capacity as transfer agent and dividend paying agent. It acts on an annual per-account fee basis for both Funds. The terms of the transfer agency agreement for both Funds, and of a voluntary undertaking to limit transfer agent fees to 0.35% of average daily net assets per fiscal year for each class of both Funds, are substantially similar. Brown Brothers Harriman & Co., located at 40 Water Street, Boston, MA 02109-3661, acts as custodian for MidCap Fund and Discovery Fund.

Shareholder Rights

Both Funds are Massachusetts business trusts. The Funds are not required to, and do not, hold annual meetings of shareholders and have no current intention to hold such meetings, except as required by the Investment Company Act.

     Under the Investment Company Act, the Funds are required to hold a shareholder meeting if, among other reasons, the numbers of Trustees elected by shareholders is less than a majority of the total number of Trustees, or if they seek to change a fundamental investment policy. The Trustees of Discovery Fund will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

PROPOSAL 2:

To Elect Eleven Trustees (Only if Proposal 1 is Not Approved)

     In the event that the Reorganization Agreement discussed in Proposal 1 is not approved by shareholders of MidCap Fund, the eleven Nominees named further below have been nominated for election as Trustees effective August 1, 2009, or the date of the Meeting, whichever is later.

Why am I being asked to elect eleven Trustees for the Fund (Proposal 2)?

     MidCap Fund's current Board is comprised of five Trustees who oversee the Fund. After careful consideration, the Board determined that the Fund would be best served if it was overseen by another board of trustees that currently oversees 54 other Oppenheimer funds. That Board is referred to in this Proposal 2 as the "Proposed Board." The Fund's current Board is referred to in this Proposal as the "Current Board."

     This proposal would increase the number of Trustees on the Fund's Board from five to eleven members. Due to the increased complexity and regulatory requirements and responsibilities imposed on trustees of registered investment companies, the Current Board believes it is appropriate to increase the number of Board members overseeing the Fund. By having the Fund overseen by the Proposed Board, the Fund also will benefit from lower trustee fees because trustee fees are allocated among all of the Oppenheimer funds overseen by that board.

     Section 16(a) of the Investment Company Act requires that at least a majority of trustees be elected by shareholders. In addition, new trustees cannot be appointed by existing trustees to fill vacancies created by retirements, resignations or an expansion of the board unless, after those appointments, at least 66.67% of the trustees have been elected by shareholders. Therefore, in order to change the composition of the Board, a shareholder vote is necessary to elect a slate of 11 nominees. This election will also facilitate the appointment by the Board of future trustees if that becomes necessary.

     For the reasons set forth below, the Current Board approved the nomination of the eleven individuals who already serve on the Proposed Board as trustees of 54 other Oppenheimer funds to serve as Trustees for the Fund (each a "Nominee" and collectively, the "Nominees") in the event that the Reorganization Agreement in Proposal 1 is not approved. Three of the Nominees (David K. Downes, Brian F. Wruble and John V. Murphy) also serve on the Current Board.

     If elected by shareholders, the Nominees would oversee the Fund, effective August 1, 2009, or the date of the Meeting, whichever is later. The three remaining members of the Current Board (John Cannon, Thomas Courtney and Lacy Herrmann) are not standing for election as Nominees and would resign effective that same date.

What Factors Did The Board Consider In Selecting The Nominees?

     The Current Board's Audit Committee also serves as nominating committee for the Fund. The members of the Audit Committee, each of whom is an Independent Trustee, recommended and nominated each Nominee. After due consideration, the Current Board recommended to shareholders the election of the Nominees. In making the recommendation, the Current Board and Audit Committee took into consideration a number of factors, including the knowledge, background, and experience of each of the Nominees. In addition, the Current Board and Audit Committee considered the benefits of combining their expertise for purposes of overseeing the Fund from a complex-wide perspective; the benefits of bringing the collective knowledge and experience of the Nominees to bear on compliance and governance issues; and the broader regulatory perspective of the larger combined Board.

     The Current Board and Audit Committee also considered representations from the Manager concerning additional benefits of consolidating the two boards, including: improved efficiency of operations with one fewer Board; enhanced oversight of service providers; and the reduction and standardization of multiple policies and procedures. Additionally, the Manager expects administrative efficiencies in fund governance and other cost-savings to be realized from the Board consolidation, because multiple boards have resulted in duplication of expenses and management time in connection with board-related tasks or matters.

     If the Nominees are elected as Trustees, they would adopt the Proposed Board's compensation rates, committee charters and fund policies to be effective upon their election. The Proposed Board's Trustees currently oversee 54 funds as compared to the 10 funds overseen by the Current Board. As a result, the Proposed Board's Trustees receive a higher overall rate of annual compensation than the Current Board Trustees who oversee only 10 funds (including MidCap Fund and nine other funds). For example, the Proposed Board Trustees are currently paid a base salary of $168,000 per year as compared to a base salary of $140,000 per year for the Current Board Trustees. Additional amounts are paid to Trustees who are chairmen of the Board or of committees of the Board. Although the increase in compensation and in number of Trustees typically might be expected to result in an increase in the aggregate Trustee salaries and expenses paid by the Fund, in this situation, the Fund's proportionate share of Trustee compensation and expenses is expected to decrease.

     The decrease in compensation and expenses to be paid by the Fund is expected to be realized because if the Nominees are elected (and following completion of several other Oppenheimer funds' proxy initiatives (not included in this Proxy Statement) for the nine other funds overseen by the Current Board), the Trustees' compensation and expenses will be allocated among 64 Funds (rather than only the 10 Funds overseen by the Current Board) and among a significantly larger amount of combined assets (approximately $64.1 billion, as of January 6, 2009, in combined assets, i.e., approximately $45.7 billion among the 54 funds currently overseen by the Proposed Board as well as approximately $18.4 billion, as of January 6, 2009, among the 10 Funds overseen by the Current Board). As a result, because the pro rata share of compensation and expenses paid by the Fund is, to a large extent, reflective of the Fund's average net assets as a percentage of the aggregate average net assets of all of the Funds overseen by the Board, the Fund's proportionate share of compensation and expenses is expected to decrease following the election of the Nominees. The expected decrease in the proportionate shares of Trustee compensation and expenses paid by the Fund is based on current levels of compensation and expenses of the Proposed Board. Both Boards' Trustees are entitled to establish their own level of compensation and expenses and, therefore, the compensation and expenses could increase in the future.

     MidCap Fund is not required and does not intend to hold annual shareholder meetings for the purpose of electing Trustees. As a result, if elected, the Trustees will serve an indefinite term until their resignation, retirement, death or removal or until their successors are duly elected and shall have qualified. If a Nominee should be unable to accept election, serve his or her term or resign, the Board may, in its discretion and subject to the Investment Company Act, select another person to fill the vacant position. Each Nominee has consented to be named as such in this Proxy Statement and to serve as a Trustee if elected.

     Although the Fund does not intend to hold annual shareholder meetings, it may hold shareholder meetings from time to time on important matters. Shareholders also have the right to call a meeting to remove a Trustee or to take other action as described in the Fund's organizing documents.

     Except for Mr. Murphy, each Nominee is not an "interested person" of the Fund, as defined in the Investment Company Act (an "Independent Trustee"). Mr. Murphy is an "interested person" of the Fund, because he is affiliated with the Manager by virtue of his positions as an officer or director of the Manager, and as a shareholder of its parent company.

     The Nominees, their positions with the Proposed Board and length of service in such positions as well as their principal occupations and business affiliations during the past five years are listed below. The address of each Nominee for Independent Trustee is 6803 S. Tucson Way, Centennial, CO 80112-3924. The address of Mr. Murphy (Nominee for Interested Trustee) is Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008.

Nominees for Independent Trustees

Name, Position(s) Held with Proposed Board, Length of Service, Age	Principal Occupation(s) During Past 5 Years; Other Trusteeships/Directorships Held by Director; Number of Portfolios in Fund Complex Overseen by Director if elected at the Meeting
Brian F. Wruble, Chairman of Board of Directors since 2007, Director since 2005 Age: 65

General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager's parent company) (since September 2004); Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Member of Zurich Financial Investment Management Advisory Council (insurance) (2004-2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004).Oversees 64 portfolios in the OppenheimerFunds complex.

David K. Downes, Director since 2007 Age: 69

Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (since January 2006); Trustee of Employee Trusts (since January 2006); President, Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Massachusetts Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Massachusetts Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Massachusetts Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Massachusetts Service Company, Inc. (1995-2003).  Oversees 64 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Director since 2005 Age: 68

Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 54 portfolios in the OppenheimerFunds complex.

Phillip A. Griffiths, Director since 1999 Age: 70

Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004). Oversees 54 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Director since 2004 Age: 65

Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 54 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Director since 2002 Age: 56

Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 54 portfolios in the OppenheimerFunds complex.

Russell S. Reynolds, Jr., Director since 1990 Age: 77

Chairman of RSR Partners (formerly "The Directorship Search Group, Inc.") (corporate governance consulting and executive recruiting) (since 1993); Retired CEO of Russell Reynolds Associates (executive recruiting) (October 1969-March 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 54 portfolios in the OppenheimerFunds complex.

Mary Ann Tynan, Director since 2008 Age: 63

Vice Chair of Board of Trustees of Brigham and Woman's Hospital (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Member of Capital Campaign Committee of Island Medical Center (medical facility) (2006-2008); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 54 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Director since 2005 Age: 67

Director of C-TASC (bio-statistics services (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 54 portfolios in the OppenheimerFunds complex.

Peter I. Wold, Director since 2005 Age: 60

President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Vice President, Secretary and Treasurer of Wold Trona Company, Inc. (soda ash processing and production) (1996 - 2006); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 54 portfolios in the OppenheimerFunds complex.

Nominee for Interested Trustee

Name, Position(s) Held with Proposed Board, Length of Service Age	Principal Occupation(s) During Past 5 Years; Other Trusteeships/Directorships Held by Director; Number of Portfolios in Fund Complex Currently Overseen by Director
John V. Murphy, Director since 2001 and President and Principal Executive Officer since 2001 Age: 59

Chairman and Director of the Manager since June 2001; Chief Executive Officer of the Manager (June 2001-December 2008); President of the Manager (September 2000-March 2007); President and a director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. ("OAC") (the Manager's parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 1, 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC's parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Member of the Investment Company Institute's Board of Governors (since October  2003); Chairman of the Investment Company's Institute's Board of Governors (since October 2007). Oversees 105 portfolios in the OppenheimerFunds complex.

            The dollar ranges of securities beneficially owned in the Funds by the Independent Trustees Nominated and in the Oppenheimer family of funds as of December 31, 2008 are as follows:

Name of Independent Trustee Nominee	Dollar Range of Equity Securities Owned in the Funds	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be overseen by Trustee or Nominee in Oppenheimer Family of Investment Companies
Mr. Downes	$10,001 - $50,000(1)	Over $100,000
Mr. Fink	None	Over $100,000
Mr. Griffiths	None	Over $100,000
Ms. Miller	None	Over $100,000
Mr. Motley	None	Over $100,000
Mr. Reynolds	None	Over $100,000
Ms. Tynan	None	None(2)
Mr. Wikler	None	Over$100,000
Mr. Wold	Over $100,000 (3)	Over $100,000
Mr. Wruble	$1 - $10,000 (4)	Over $100,000

1. Investment in MidCap Fund only.
2. Ms. Tynan joined the Proposed Board on October 1, 2008.

3. Investment in Discovery Fund only.

4. Investment in Discovery and MidCap Funds.

General Information Regarding the Current and Proposed Boards

If shareholders approve the election of the Nominees as Trustees, the Funds will be overseen by the individuals who constitute the Proposed Board.  MidCap Fund's Current Board is responsible, and if elected the Proposed Board would assume responsibility, for protecting the interests of shareholders.  The Trustees will meet periodically throughout the year to oversee MidCap Fund's activities, review its performance and review the actions of the Manager which is responsible for the Fund's day-to-day operations.  The Proposed Board met in person six times, and by telephone conference five additional times, during the calendar year ended December 31, 2008.  During that same period, each Nominee was present for at least 75% of the aggregate number of meetings of the Board and committees on which he served.

Committees of the Board of Trustees/Directors

The Current Board has one standing committee: an Audit Committee.  If the Nominees are elected, MidCap Fund will establish three standing committees to match the committees established by the Proposed Board.  Those committees are an Audit Committee, a Regulatory & Oversight Committee and a Governance Committee.  Each committee would be established under charters identical to those of the corresponding Proposed Board committees and the members of each Proposed Board committee would be appointed for MidCap Fund.

The Audit Committees for both the Current and Proposed Boards are comprised solely of Independent Trustees.  David K. Downes is Chairman of both the Current and Proposed Boards' Audit Committees.  Phillip A. Griffiths, Mary F. Miller, Russell S. Reynolds, Jr., Joseph M. Wikler and Peter I. Wold are members of the Proposed Board's Audit Committee.  Both of the Audit Committees held four meetings during the calendar year ended December 31, 2008.  If the Nominees are elected by shareholders, MidCap Fund would appoint the Proposed Board's Audit Committee members as the Audit Committee for MidCap Fund.

The Audit Committees for both Current and Proposed Boards have very similar charters except for the Current Board's functions regarding selection and nomination for election of trustees.  Each furnishes their Board with recommendations regarding the selection of MidCap Fund's independent registered public accounting firm. Other main functions of the Audit Committee outlined in the Audit Committee Charters, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from MidCap Funds' independent registered public accounting firm regarding MidCap Funds' internal accounting procedures and controls; (iii) reviewing reports from the Manager's Internal Audit Department; (iv) maintaining a separate line of communication between MidCap Fund's independent auditors and the Independent Trustees; (v) reviewing the independence of MidCap Funds' independent auditors; and (vi) pre-approving the provision of any audit or non-audit services by MidCap Funds' independent auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to MidCap Fund, the Manager and certain affiliates of the Manager.

The Audit Committee reviewed and discussed the audited financial statements with management and the independent auditors, discussed matters required to be discussed with the independent auditors, received the required written disclosures and letter from the independent auditors, discussed the independence of the auditors with the independent auditors and based on these discussions and review recommended to the Board of Directors that the audited financial statements be included in MidCap Fund's annual report for the Fund's most recently completed fiscal year in which an annual report was sent to shareholders.

The members of the Proposed Board's Regulatory & Oversight Committee are Matthew P. Fink (Chairman), David K. Downes, Phillip A. Griffiths, Joel W. Motley, Mary Ann Tynan and Joseph M. Wikler, all of whom are Independent Trustees.  It held five meetings during the calendar year ended December 31, 2008, during which it evaluated and reported to the Proposed Board on MidCap Funds' contractual arrangements, including the investment advisory, distribution, transfer agency and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable laws, among other duties, as set forth in the Committee's Charter.

The members of the Proposed Board's Governance Committee are Joel W. Motley (Chairman), Matthew P. Fink, Mary F. Miller, Russell S. Reynolds, Jr., Mary Ann Tynan and Peter I. Wold, all of whom are Independent Trustees.  It held five meetings during the calendar year ended December 31, 2008, during which it reviewed MidCap Fund's governance guidelines and adequacy of MidCap Funds' Codes of Ethics, developed qualification criteria for Board members consistent with MidCap Fund's governance guidelines, provided the Board with recommendations for voting portfolio securities held by MidCap Fund, and monitored MidCap Fund's proxy voting, among other duties set forth in the Governance Committee's Charter.  The Governance Committee's functions also include the selection and nomination of Trustees (including Independent Trustees for election).  This Committee may, but need not, consider the advice and recommendation of the Manager and its affiliates in selecting nominees.  The full Board elects new Trustees except for those instances when a shareholder vote is required.

Under the current policy of Boards I and III, if the Board determines that a vacancy exists or is likely to exist, the committee that serves as the nominating committee will consider candidates for Board membership including those recommended by MidCap Fund's shareholders.  That committee will consider nominees recommended by Independent Trustees or recommended by any other Board members including board members affiliated with MidCap Fund's investment advisors.  The committee may, upon Board approval, retain an executive search firm to assist in screening potential candidates.  Upon Board approval, the committee may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process.  Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281-1008, to the attention of the Board of Directors of MidCap Fund, c/o the Secretary of the Fund.

Submissions should, at a minimum, be accompanied by the following:  (1) the name, address, and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an "interested person" as defined in the Investment Company Act; (3) any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and (4) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held MidCap Fund shares.  Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Manager) would be deemed an "interested person" under the Investment Company Act.  In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

     The applicable Committee has not established specific qualifications that it believes must be met by a nominee.  In evaluating nominees, that Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable Securities and Exchange Commission ("SEC") rules.  The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board.  There are no differences in the manner in which the Committee evaluates nominees for directors based on whether the nominee is recommended by a shareholder.  Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

Compensation of Independent Trustees

Two of the Nominee Independent Trustees receive compensation for their services as Trustees and as Committee members (if applicable) on the Board of MidCap Fund and are reimbursed for expenses incurred in connection with attending such Board and Committee meetings.  Each Oppenheimer fund for which an Independent Director serves as a director pays a share of these expenses.

The officers of the Oppenheimer funds and the Interested Trustees (Mr. Murphy), who is affiliated with the Manager, receive no salary or fee from the Oppenheimer funds.  The total compensation from all the Oppenheimer funds represents compensation received for serving as a director, trustee or member of a committee (if applicable) of the Board of those funds during the fiscal year 2008.  The compensation paid to each Independent Trustee Nominee is set forth below.

Name and Other Board Position(s) (as applicable) for each Nominee	Aggregate Compensation From MidCap Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement(2)	Total Compensation From the Funds and Fund Complex(3)
	As of 2008 Fiscal Year Ended October 31			Year ended December 31, 2008
Brian F. Wruble Chairman of Board(4)	$4,797(5)	$3,974	$58,494(6)	$365,000 (7)
David K. Downes(8) Audit Committee Chairman (Proposed Board) and Regulatory & Oversight Committee Member (Current Board)	$5,212	$2,167	$26,522(9)	$335,000(10)
Matthew P. Fink Governance Committee Member and Regulatory & Oversight Committee Chairman	None	N/A	N/A	$178,582
Phillip A. Griffiths Audit Committee Member and Regulatory & Oversight Committee Member	None	N/A	N/A	$204,625
Mary F. Miller Audit Committee Member and Governance Committee Member	None	N/A	N/A	$168,000
Joel W. Motley Governance Committee Chairman and Regulatory & Oversight Committee Member	None	N/A	N/A	$181,533
Russell S. Reynolds, Jr. Audit Committee Member and Governance Committee Member	None	N/A	N/A	$168,000
Mary Ann Tynan Regulatory & Oversight Committee Member Governance Committee Member	None	N/A	N/A	$32,870
Joseph M. Wikler Audit Committee Member and Regulatory & Oversight Committee Member	None	N/A	N/A	$168,000
Peter I. Wold Audit Committee Member and Governance Committee Member	None	N/A	N/A	$168,000

1.	"Aggregate Compensation From the Fund" includes fees and amounts deferred under the "Compensation Deferral Plan" (described below), if any.

2.

"Estimated Annual Benefits Upon Retirement" is based on a single life payment election with the assumption that a Director/Trustee would retire at the age of 75 and would then have been eligible to receive retirement plan benefits with respect to certain Proposed Board Funds, and in the case of Messrs. Downes and Wruble, with respect to the Current Board Funds.  The Proposed Board Funds' retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant. A similar plan with respect to the Current Board Funds was frozen effective December 31, 2007.

3.	"Total Compensation From the Fund and Fund Complex" includes fees, deferred compensation (if any) and accrued retirement benefits (if any).

4.	Mr. Wruble became Chairman of the Proposed Board Funds on December 31, 2006.

5.	This amount was deferred by Mr. Wruble under the "Compensation Deferral Plan" described below.

6.

In lieu of receiving an estimated annual benefit amount for his service as a director or trustee to the Board III Funds, Mr. Wruble has elected to receive an actuarially equivalent lump sum amount contributed to his Compensation Deferral Plan account subsequent to the freezing of the Board III Funds' retirement plan. In lieu of receiving that estimated annual benefit, Mr. Wruble elected to receive an actuarially equivalent lump sum distribution to the Compensation.

7.	Includes $225,000 paid to Mr. Wruble for serving as a director or trustee of the Proposed Board Funds.

8.	Mr. Downes was appointed as Trustee of the Current Board Funds on December 16, 2005.

9.

In lieu of receiving an estimated annual benefit amount for his service as a director or trustee to the Board III Funds, Mr. Downes elected to receive an actuarially equivalent lump sum amount, subsequent to the freezing of the Board III Funds' retirement plan.

10.	Includes $180,000 paid to Mr. Downes for serving as a director or trustee of the Proposed Board Funds.

Retirement Plan for Trustees

     The Proposed Board and the Current Board each adopted a retirement plan that provided for payments to retired Independent Trustees. The Proposed Board "froze" its retirement plan with respect to new accruals as of December 31, 2006 (the "Proposed Board Freeze Date"), and the Current Board "froze" its retirement plan with respect to new accruals as of December 31, 2007 (the "Current Board Freeze Date"). Each Board determined to freeze the retirement plan after considering a trend among corporate boards of directors to forego retirement plan payments in favor of current compensation.

     Each Trustee at that time continuing to serve on the Proposed Board after the Proposed Board Freeze Date (each such Trustee a "Continuing Board Member") elected to have his or her accrued benefit as of that date (i.e., an amount equivalent to the actuarial present value of his or her benefit under the retirement plan as of the Freeze Date) (i) paid at once or over time, (ii) rolled into the Compensation Deferral Plan described below, or (iii) in the case of Continuing Board Members having at least 7 years of service as of the Freeze Date paid in the form of an annual benefit or joint and survivor annual benefit. Each Current Board Trustee elected prior to the Current Board Freeze Date either to receive (i) a lump sum, (ii) a series of installments, or (iii) rolled into the Compensation Deferral Plan discussed below.

Compensation Deferral Plan for Trustees

     Both Boards have adopted a Compensation Deferral Plan (each a "Plan") for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the funds they oversee. Under the Plans, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the Plans will be determined based upon the performance of the selected funds. Deferral of a Trustee's fees under the Plans will not materially affect the Fund's assets, liabilities and net income per share. The Plans will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an order issued by the SEC, the Fund may invest in the funds selected by the Trustee under the Plans without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account. If the Nominees are approved by shareholders, then the Fund would adopt the Proposed Board's Compensation Deferral Plan effective January 1, 2008. For the Current Board Trustees who are not standing for election, they would be paid any amounts deferred under the Compensation Deferral Plan in accordance with the terms of that Plan.

     As of March 25, 2009, the Trustees, Nominees and officers, individually and as a group, beneficially owned less than 1% of the outstanding shares of the Fund. The foregoing statement does not reflect ownership of shares of the Fund held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under the plan by the officers of the Fund listed above. In addition, each Independent Trustee (including his or her family members) does not own securities of either the Manager or OppenheimerFunds Distributor, Inc. (the "Distributor" of the Funds) or any person directly or indirectly controlling, controlled by or under common control with the Manager or Distributor.

Executive Officers of the Fund

     Information is given below about the executive officers who are not Trustees of the Fund, including their business experience during the past five years. Messrs. Vandehey, Wixted and Zack, respectively, hold the same offices with the other Oppenheimer funds in the OppenheimerFunds family of funds. The address for Mr. Zack is Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008. The address for Messrs. Vandehey and Wixted is 6803 S. Tucson Way, Centennial, CO 80112-3924.

All officers serve at the pleasure of the Board. Each officer serves for an indefinite term or until his or her earlier resignation, retirement, death or removal.

Name, Position(s) Held with the Funds, Length of Service, Age	Principal Occupation(s) During Past 5 Years
Mark S. Vandehey, Vice President and Chief Compliance Officer since 2004 Age: 58

Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of the OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (Since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983).  Former Vice President and Director of Internal Audit of the Manager (1997-February 2004).  An officer of 105 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer since 1999 Age: 49

Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. (since May 2000), OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); and Assistant Treasurer of  OAC (since March 1999). An officer of 105 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary since 2001 Age: 60

Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003). An officer of 105 portfolios in the OppenheimerFunds complex.

VOTING INFORMATION

How do I vote?

Please take a few moments to complete your proxy ballot promptly. You may vote your shares by completing and signing the enclosed proxy ballot(s) and mailing the proxy ballot(s) in the postage paid envelope provided. You also may vote your shares by telephone or via the internet by following the instructions on the attached proxy ballot(s) and accompanying materials. You may cast your vote by attending the Meeting in person if you are a record owner.

If you need assistance, have any questions regarding the Proposal or need a replacement proxy ballot, you may contact us toll-free at 1-800-225-5677 (1-800-CALL-OPP). Any proxy given by a shareholder, whether in writing, by telephone or via the internet, is revocable as described below under the paragraph titled "Revoking a Proxy."

If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Reorganization Agreement.

•

Telephone Voting. Please have the proxy ballot available and call the number on the enclosed materials and follow the instructions. After you provide your voting instructions, those instructions will be read back to you and you must confirm your voting instructions before ending the telephone call. The voting procedures used in connection with telephone voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

As the Meeting date approaches, certain shareholders may receive telephone calls from a representative of the solicitation firm (if applicable) if their vote has not yet been received. Authorization to permit the solicitation firm to execute proxies may be obtained by telephonic instructions from shareholders of MidCap Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures discussed herein. These procedures have been designed to reasonably ensure that the identity of the shareholder providing voting instructions is accurately determined and that the voting instructions of the shareholder are accurately recorded.

In all cases where a telephonic proxy is solicited, the solicitation firm representative is required to ask for each shareholder's full name, address, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation) and to confirm that the shareholder has received the Proxy Statement and ballot. If the information solicited agrees with the information provided to the solicitation firm, the solicitation firm representative has the responsibility to explain the process, read the proposal listed on the proxy ballot, and ask for the shareholder's instructions on such proposal. The solicitation firm representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote. The solicitation firm representative may read any recommendation set forth in the Proxy Statement. The solicitation firm representative will record the shareholder's instructions. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call the solicitation firm immediately if his or her instructions are not correctly reflected in the confirmation. For additional information, see also the section below titled "Solicitation of Proxies."

•

Internet Voting. You also may vote over the Internet by following the instructions in the enclosed materials. You will be prompted to enter the control number on the enclosed proxy ballot. Follow the instructions on the screen, using your proxy ballot as a guide.

Who is entitled to vote and how are votes counted?

Shareholders of record of MidCap Fund at the close of business on April 23, 2009 (the "Record Date") will be entitled to vote at the Meeting. On April 23, 2009, there were 40,388,319.8570outstanding shares of MidCap Fund, consisting of  24,680,364.9780 Class A shares, 5,585,885.3760 Class B shares, 5,430,996.9580 Class C shares, 1,456,079.8810 Class N shares and 3,234,992.6640 Class Y shares.  Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of MidCap Fund held on the Record Date.

The individuals named as proxies on the proxy ballots (or their substitutes) will vote according to your directions if your proxy ballot is received and properly executed, or in accordance with the instructions you provide if you vote by telephone, internet or mail. You may direct the proxy holders to vote your shares on the proposal by checking the appropriate box "FOR" or "AGAINST," or instruct them not to vote those shares on the proposal by checking the "ABSTAIN" box.

Quorum and Required Vote

     The presence in person or by proxy of a majority of MidCap Fund's shares outstanding and entitled to vote constitutes a quorum. Shares whose proxies reflect an abstention on the proposal are counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists for the Proposal. However, because of the need to obtain a vote of a majority of the shares outstanding and entitled to vote, abstentions will have the same effect as a vote "against" the Proposal. In the absence of a quorum, the shareholders present or represented by proxy and entitled to vote thereat have the power to adjourn the meeting from time to time but no longer than six months from the date of the meeting without further notice.

The affirmative vote of the holders of a majority (as that term is defined in the Investment Company Act) of MidCap Fund's shares outstanding and entitled to vote is necessary to approve the Reorganization Agreement and the transactions contemplated thereby. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or more than 50% of the outstanding shares. Discovery Fund shareholders do not vote on the Reorganization.

In absence of a quorum or if a quorum is present but sufficient votes to approve the Proposal are not received by the date of the Meeting, the persons named in the enclosed proxy (or their substitutes) may propose and approve one or more adjournments of the Meeting to permit further solicitation of proxies. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies on the proxy ballots (or their substitutes) will vote the Shares present in person or by proxy (including broker non-votes and abstentions) in favor of such an adjournment if they determine additional solicitation is warranted and in the interests of the Fund's shareholders.

Solicitation of Proxies

Broker-dealer firms, banks, custodians, nominees and other fiduciaries may be required to forward soliciting material to the beneficial owners of the shares of record on behalf of MidCap Fund and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by the MidCap Fund for their reasonable expenses incurred in connection with the proxy solicitation to the extent the Fund would have directly borne those expenses.

In addition to solicitations by mail, solicitations may be conducted by telephone or email including by a proxy solicitation firm hired at MidCap Fund's expense. It is expected that a proxy solicitation firm will be hired. It is estimated that the cost to MidCap Fund of engaging a proxy solicitation firm would not exceed approximately $11,000 plus any additional costs which would be incurred in connection with contacting those shareholders who have not voted, in the event of a need for re-solicitation of votes. These costs are included in the estimated total merger related costs discussed earlier. Currently, if the Manager determines to retain the services of a proxy solicitation firm on behalf of the Fund, the Manager anticipates retaining The Altman Group, Inc. Any proxy solicitation firm engaged by the Fund, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

•

Voting By Broker-Dealers. Shares owned of record by broker-dealers (or record owners) for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer does not have discretionary power ("broker non-vote") to vote such street account shares on the Proposal under applicable stock exchange rules. Broker non-votes will not be counted as present nor entitled to vote for purposes of determining a quorum nor will they be counted as votes "for" or "against" the Proposal. Beneficial owners of street account shares cannot vote at the meeting. Only record owners may vote at the meeting.

•	Voting by the Trustee for OppenheimerFunds-Sponsored Retirement Plans. Shares held in OppenheimerFunds-sponsored retirement accounts for which votes are not received as of the last business day before the Meeting Date, will be voted by the trustee for such accounts in the same proportion as Shares for which voting instructions from the Fund's other shareholders have been timely received.

Revoking a Proxy

You may revoke a previously granted proxy at any time before it is exercised by: (1) delivering a written notice to the Fund expressly revoking your proxy, (2) signing and sending to the Fund a later-dated proxy, (3) telephone or internet or (4) attending the Meeting and casting your votes in person if you are a record owner. Please be advised that the deadline for revoking your proxy by telephone or the internet is 3:00 p.m., Eastern Time, on the last business day before the Meeting.

What other matters will be voted upon at the Meeting?

The Board of Trustees of MidCap Fund does not intend to bring any matters before the Meeting other than those described in this combined Prospectus and Proxy Statement. Neither the Board nor the Manager is aware of any other matters to be brought before the Meeting by others. Matters not known at the time of the solicitation may come before the Meeting. The proxy as solicited confers discretionary authority with respect to such matters that might properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

•

Shareholder Proposals. The Funds are not required and do not intend to hold shareholder meetings on a regular basis. Special meetings of shareholders may be called from time to time by either a Fund or the shareholders (for certain matters and under special conditions described in the Funds' Statements of Additional Information). Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a fund's proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the Fund's securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by a Fund of any such proposal. Under those rules, a proposal must have been submitted a reasonable time before the Fund began to print and mail this Proxy Statement in order to be included in this Proxy Statement. A proposal submitted for inclusion in a Fund's proxy material for the next special meeting after the meeting to which this Proxy Statement relates must be received by the Fund a reasonable time before the Fund begins to print and mail the proxy materials for that meeting. Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Fund began to mail this Proxy Statement. The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy materials because there are other requirements under the proxy rules for such inclusion.

•	Shareholder Communications to the Board. Shareholders who desire to communicate generally with the Board should address their correspondence to the Board of Trustees of the applicable Fund and may submit their correspondence by mail to the Fund at 6803 South Tucson Way, Centennial, CO 80112, attention Secretary of the Fund; and if the correspondence is intended for a particular Trustee, the shareholder should so indicate.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Both Funds also file proxy materials, proxy voting reports and other information with the SEC in accordance with the informational requirements of the Securities and Exchange Act of 1934 and the Investment Company Act. These materials can be inspected and copied at: the SEC's Public Reference Room in Washington, D.C. (Phone: 1.202.551.8090) or the EDGAR database on the SEC's website at www.sec.gov. Copies may be obtained upon payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Householding of Reports to Shareholders and Other Funds' Documents

To avoid sending duplicate copies of materials to households, the Funds mail only one copy of each report to shareholders having the same last name and address on the Funds' records. The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expenses. If you want to receive multiple copies of these materials or request householding in the future, you may call the transfer agent at 1.800.647.7374. You may also notify the transfer agent in writing at 6803 South Tucson Way, Centennial, Colorado 80112. Individual copies of prospectuses and reports will be sent to you within 30 days after the transfer agent receives your request to stop householding.

Principal Shareholders

As of April 23, 2009, the officers and Directors of MidCap Fund as a group, and of Discovery Fund as a group, owned less than 1% of the outstanding voting shares of any class of their respective Fund. As of April 23, 2009, the only persons who owned of record or were known by MidCap Fund or Discovery Fund to own beneficially 5% or more of any class of the outstanding shares of that respective Fund are listed in Exhibit B.

EXHIBITS TO THE COMBINED PROXY

STATEMENT AND PROSPECTUS

Exhibits

A.	Form of Agreement and Plan of Reorganization between Oppenheimer MidCap Fund and Oppenheimer Discovery Fund

B.	Principal Shareholders

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of July 17, 2009, by and between Oppenheimer MidCap Fund ("MidCap Fund"), a Massachusetts business trust and Oppenheimer Discovery Fund ("Discovery Fund"), a Massachusetts business trust.

W I T N E S S E T H:

WHEREAS, the parties are each open-end investment companies of the management type; and

WHEREAS, the parties hereto desire to provide for the reorganization pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), of MidCap Fund through the acquisition by Discovery Fund of substantially all of the assets of MidCap Fund in exchange for the voting shares of beneficial interest ("shares") of Class A, Class B, Class C, Class N and Class Y shares of Discovery Fund and the assumption by Discovery Fund of certain liabilities of MidCap Fund, which Class A, Class B, Class C, Class N and Class Y shares of Discovery Fund are to be distributed by MidCap Fund pro rata to its shareholders in complete liquidation of MidCap Fund and complete cancellation of its shares;

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1.     The parties hereto hereby adopt this Agreement and Plan of Reorganization (the "Agreement") pursuant to Section 368(a)(1) of the Code as follows: The reorganization will be comprised of the acquisition by Discovery Fund of substantially all of the assets of MidCap Fund in exchange for Class A, Class B, Class C, Class N and Class Y shares of Discovery Fund and the assumption by Discovery Fund of certain liabilities of MidCap Fund, followed by the distribution of such Class A, Class B, Class C, Class N and Class Y of Discovery Fund to the Class A, Class B, Class C, Class N and Class Y shareholders of MidCap Fund in exchange for their Class A, Class B, Class C, Class N shares of MidCap Fund, all upon and subject to the terms of the Agreement hereinafter set forth.

The share transfer books of MidCap Fund will be permanently closed at the close of business on the Valuation Date (as hereinafter defined) and only redemption requests received in proper form on or prior to the close of business on the Valuation Date shall be fulfilled by MidCap Fund; redemption requests received by MidCap Fund after that date shall be treated as requests for the redemption of the shares of Discovery Fund to be distributed to the shareholder in question as provided in Section 5 hereof.

2.     On the Closing Date (as hereinafter defined), all of the assets of MidCap Fund on that date, excluding a cash reserve (the "Cash Reserve") to be retained by MidCap Fund sufficient in its discretion for the payment of the expenses of MidCap Fund's dissolution and its liabilities, but not in excess of the amount contemplated by Section 10.E, shall be delivered as provided in Section 8 to Discovery Fund, in exchange for and against delivery to MidCap Fund on the Closing Date of a number of Class A, Class B, Class C, Class N and Class Y shares of Discovery Fund, having an aggregate net asset value equal to the value of the assets of MidCap Fund so transferred and delivered.

3.     The net asset value of Class A, Class B, Class C, Class N and Class Y shares of Discovery Fund and the value of the assets of MidCap Fund to be transferred shall in each case be determined as of the close of business of The New York Stock Exchange on the Valuation Date. The computation of the net asset value of the Class A, Class B, Class C, Class N and Class Y shares of Discovery Fund and the Class A, Class B, Class C, Class N and Class Y shares of MidCap Fund shall be done in the manner used by Discovery Fund and MidCap Fund, respectively, in the computation of such net asset value per share as set forth in their respective prospectuses. The methods used by Discovery Fund in such computation shall be applied to the valuation of the assets of MidCap Fund to be transferred to Discovery Fund.

MidCap Fund may declare and pay, immediately prior to the Valuation Date, a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to MidCap Fund's shareholders all of MidCap Fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry-forward).

4.     The closing (the "Closing") shall be at the offices of OppenheimerFunds, Inc. (the "Agent"), 6803 S. Tucson Way, Centennial, CO 80112, on such time or such other place as the parties may designate or as provided below (the "Closing Date"). The business day preceding the Closing Date is herein referred to as the "Valuation Date."

In the event that on the Valuation Date either party has, pursuant to the Investment Company Act of 1940, as amended (the "Act"), or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefore, the Closing Date shall be postponed until the first business day after the date when both parties have ceased such suspension or postponement; provided, however, that if such suspension shall continue for a period of 60 days beyond the Valuation Date, then the other party to the Agreement shall be permitted to terminate the Agreement without liability to either party for such termination.

5.     In conjunction with the Closing, MidCap Fund shall distribute on a pro rata basis to the shareholders of MidCap Fund as of the Valuation Date Class A, Class B, Class C, Class N and Class Y shares of Discovery Fund received by MidCap Fund on the Closing Date in exchange for the assets of MidCap Fund in complete liquidation of MidCap Fund; for the purpose of the distribution by MidCap Fund of Class A, Class B, Class C, Class N and Class Y shares of Discovery Fund to MidCap Fund's shareholders, Discovery Fund will promptly cause its transfer agent to: (a) credit an appropriate number of Class A, Class B, Class C, Class N and Class Y shares of Discovery Fund on the books of Discovery Fund to each Class A, Class B, Class C, Class N and Class Y shareholder of MidCap Fund in accordance with a list (the "Shareholder List") of MidCap Fund shareholders received from MidCap Fund; and (b) confirm an appropriate number of Class A, Class B, Class C, Class N and Class Y shares of Discovery Fund to each Class A, Class B, Class C, Class N and Class Y shareholder of MidCap Fund.

The Shareholder List shall indicate, as of the close of business on the Valuation Date, the name and address of each shareholder of MidCap Fund, indicating his or her share balance. MidCap Fund agrees to supply the Shareholder List to Discovery Fund not later than the Closing Date. Shareholders of MidCap Fund holding certificates representing their shares shall not be required to surrender their certificates to anyone in connection with the reorganization. After the Closing Date, however, it will be necessary for such shareholders to surrender their certificates in order to redeem, transfer or pledge the shares of Discovery Fund which they received.

6.     Within one year after the Closing Date, MidCap Fund shall (a) either pay or make provision for payment of all of its liabilities and taxes, and (b) either (i) transfer any remaining amount of the Cash Reserve to Discovery Fund, if such remaining amount (as reduced by the estimated cost of distributing it to shareholders) is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of MidCap Fund on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deduction of the estimated expenses of the distribution, equals or exceeds one cent per share of the MidCap Fund outstanding on the Valuation Date.

7.     Prior to the Closing Date, MidCap Fund's portfolio shall be analyzed to ensure that the requisite percentage of MidCap Fund's portfolio meets Discovery Fund's investment policies and restrictions so that, after the Closing, Discovery Fund will be in compliance with all of its investment policies and restrictions. At the Closing, MidCap Fund shall deliver to Discovery Fund two copies of a list setting forth the securities then owned by MidCap Fund. Promptly after the Closing, MidCap Fund shall provide Discovery Fund a list setting forth the respective federal income tax bases thereof.

8.     Portfolio securities or written evidence acceptable to Discovery Fund of record ownership thereof by The Depository Trust Company or through the Federal Reserve Book Entry System or any other depository approved by MidCap Fund pursuant to Rule 17f-4 and Rule 17f-5 under the Act shall be endorsed and delivered, or transferred by appropriate transfer or assignment documents, by MidCap Fund on the Closing Date to Discovery Fund, or at its direction, to its custodian bank, in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary state transfer stamps, if any. The cash delivered shall be in the form of certified or bank cashiers' checks or by bank wire or intra-bank transfer payable to the order of Discovery Fund for the account of Discovery Fund. Class A, Class B, Class C, Class N and Class Y shares of Discovery Fund representing the number of Class A, Class B, Class C, Class N and Class Y shares of Discovery Fund being delivered against the assets of MidCap Fund, registered in the name of MidCap Fund, shall be transferred to MidCap Fund on the Closing Date. Such shares shall thereupon be assigned by MidCap Fund to its shareholders so that the shares of Discovery Fund may be distributed as provided in Section 5.

If, at the Closing Date, MidCap Fund is unable to make delivery under this Section 8 to Discovery Fund of any of its portfolio securities or cash for the reason that any of such securities purchased by MidCap Fund, or the cash proceeds of a sale of portfolio securities, prior to the Closing Date have not yet been delivered to it or MidCap Fund's custodian, then the delivery requirements of this Section 8 with respect to said undelivered securities or cash will be waived and MidCap Fund will deliver to Discovery Fund by or on the Closing Date with respect to said undelivered securities or cash executed copies of an agreement or agreements of assignment in a form reasonably satisfactory to Discovery Fund, together with such other documents, including a due bill or due bills and brokers' confirmation slips as may reasonably be required by Discovery Fund.

9.     Discovery Fund shall not assume the liabilities (except for portfolio securities purchased which have not settled and for shareholder redemption and dividend checks outstanding) of MidCap Fund, but MidCap Fund will, nevertheless, use its best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date. The cost of printing and mailing the proxies and proxy statements will be borne by MidCap Fund. MidCap Fund and Discovery Fund will bear the cost of their respective tax opinion. Any documents such as existing prospectuses or annual reports that are included in that mailing will be at a cost to the Fund issuing the document. Any other out-of-pocket expenses of Discovery Fund and MidCap Fund associated with this reorganization, including legal, accounting and transfer agent expenses, will be borne by MidCap Fund and Discovery Fund, respectively, in the amounts so incurred by each.

10.     The obligations of Discovery Fund hereunder shall be subject to the following conditions:

     A.     The Board of Trustees of MidCap Fund shall have authorized the execution of the Agreement, and the shareholders of MidCap Fund shall have approved the Agreement and the transactions contemplated hereby, and MidCap Fund shall have furnished to Discovery Fund copies of resolutions to that effect certified by the Secretary or the Assistant Secretary of MidCap Fund; such shareholder approval shall have been by the affirmative vote required by the Massachusetts Law and its charter documents at a meeting for which proxies have been solicited by the Proxy Statement and Prospectus (as hereinafter defined).

      B.     Discovery Fund shall have received an opinion dated as of the Closing Date from counsel to MidCap Fund, to the effect that (i) MidCap Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with full corporate powers to carry on its business as then being conducted and to enter into and perform the Agreement; and (ii) that all action necessary to make the Agreement, according to its terms, valid, binding and enforceable on MidCap Fund and to authorize effectively the transactions contemplated by the Agreement have been taken by MidCap Fund. Massachusetts counsel may be relied upon for this opinion.

      C.     The representations and warranties of MidCap Fund contained herein shall be true and correct at and as of the Closing Date, and Discovery Fund shall have been furnished with a certificate of the President, or a Vice President, or the Secretary or the Assistant Secretary or the Treasurer or the Assistant Treasurer of MidCap Fund, dated as of the Closing Date, to that effect.

      D.     On the Closing Date, MidCap Fund shall have furnished to Discovery Fund a certificate of the Treasurer or Assistant Treasurer of MidCap Fund as to the amount of the capital loss carry-over and net unrealized appreciation or depreciation, if any, with respect to MidCap Fund as of the Closing Date.

      E.     The Cash Reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of MidCap Fund at the close of business on the Valuation Date.

     F.     A Registration Statement on Form N-14 filed by Discovery Fund under the Securities Act of 1933, as amended (the "1933 Act"), containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act.

      G.     On the Closing Date, Discovery Fund shall have received a letter from a senior officer in the Legal Department of OppenheimerFunds, Inc. acceptable to Discovery Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material, actual or contingent liabilities of MidCap Fund arising out of litigation brought against MidCap Fund or claims asserted against it, or pending or to the best of his or her knowledge threatened claims or litigation not reflected in or apparent from the most recent audited financial statements and footnotes thereto of MidCap Fund delivered to Discovery Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

      H.     Discovery Fund shall have received an opinion, dated as of the Closing Date, of Kramer Levin Naftalis & Frankel LLP, to the same effect as the opinion contemplated by Section 11.E of the Agreement.

      I.     Discovery Fund shall have received at the Closing all of the assets of MidCap Fund to be conveyed hereunder, which assets shall be free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever.

11.     The obligations of MidCap Fund hereunder shall be subject to the following conditions:

     A.     The Board of Trustees of Discovery Fund shall have authorized the execution of the Agreement, and the transactions contemplated thereby, and Discovery Fund shall have furnished to MidCap Fund copies of resolutions to that effect certified by the Secretary or the Assistant Secretary of Discovery Fund.

     B.     MidCap Fund's shareholders shall have approved the Agreement and the transactions contemplated hereby, by an affirmative vote required by Massachusetts law and its charter documents and MidCap Fund shall have furnished Discovery Fund copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of MidCap Fund.

     C.     MidCap Fund shall have received an opinion dated as of the Closing Date from counsel to Discovery Fund, to the effect that (i) Discovery Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with full powers to carry on its business as then being conducted and to enter into and perform the Agreement; (ii) all actions necessary to make the Agreement, according to its terms, valid, binding and enforceable upon Discovery Fund, and to authorize effectively the transactions contemplated by the Agreement, have been taken by Discovery Fund, and (iii) the shares of Discovery Fund to be issued hereunder are duly authorized and when issued will be validly issued, fully-paid and non-assessable. Massachusetts counsel may be relied upon for this opinion.

     D.     The representations and warranties of Discovery Fund contained herein shall be true and correct at and as of the Closing Date, and MidCap Fund shall have been furnished with a certificate of the President, a Vice President or the Secretary or the Assistant Secretary or the Treasurer or the Assistant Treasurer of the Trust to that effect dated as of the Closing Date.

     E.     MidCap Fund shall have received an opinion of Kramer Levin Naftalis & Frankel LLP to the effect that the federal tax consequences of the transaction, if carried out in the manner outlined in the Agreement and in accordance with (i) MidCap Fund's representation that there is no plan or intention by any MidCap Fund shareholder who owns 5% or more of MidCap Fund's outstanding shares, and, to MidCap Fund's best knowledge, there is no plan or intention on the part of the remaining MidCap Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of Discovery Fund shares received in the transaction that would reduce MidCap Fund shareholders' ownership of Discovery Fund shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding MidCap Fund shares as of the same date, and (ii) MidCap Fund's representation that, as of the Closing Date, MidCap Fund will qualify as a regulated investment company or will meet the diversification test of Section 368(a)(2)(F)(ii) of the Code, will be as follows:

    a.     The transactions contemplated by the Agreement will qualify as a tax-free "reorganization" within the meaning of Section 368(a)(1) of the Code, and under the regulations promulgated thereunder.

    b.     MidCap Fund and Discovery Fund will each qualify as a "party to a reorganization" within the meaning of Section 368(b)(2) of the Code.

    c.     No gain or loss will be recognized by the shareholders of MidCap Fund upon the distribution of Class A, Class B, Class C, Class N and Class Y shares of beneficial interest in Discovery Fund to the shareholders of MidCap Fund pursuant to Section 354 of the Code.

    d.     Under Section 361(a) of the Code no gain or loss will be recognized by MidCap Fund by reason of the transfer of substantially all its assets in exchange for Class A, Class B, Class C, Class N and Class Y shares of Discovery Fund.

    e.     Under Section 1032 of the Code no gain or loss will be recognized by Discovery Fund by reason of the transfer of substantially all of MidCap Fund's assets in exchange for Class A, Class B, Class C, Class N and Class Y shares of Discovery Fund and Discovery Fund's assumption of certain liabilities of MidCap Fund.

    f.     The shareholders of MidCap Fund will have the same tax basis and holding period for the Class A, Class B, Class C, Class N and Class Y shares of beneficial interest in Discovery Fund that they receive as they had for MidCap Fund shares that they previously held, pursuant to Section 358(a) and 1223(1), respectively, of the Code.

    g.     The securities transferred by MidCap Fund to Discovery Fund will have the same tax basis and holding period in the hands of Discovery Fund as they had for MidCap Fund, pursuant to Section 362(b) and 1223(1), respectively, of the Code.

     F.     The Cash Reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of MidCap Fund at the close of business on the Valuation Date.

     G.     A Registration Statement on Form N-14 filed by Discovery Fund under the 1933 Act, containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act.

     H.     On the Closing Date, MidCap Fund shall have received a letter from a senior officer in the Legal Department of OppenheimerFunds, Inc. acceptable to MidCap Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material, actual or contingent liabilities of Discovery Fund arising out of litigation brought against Discovery Fund or claims asserted against it, or pending or, to the best of his or her knowledge, threatened claims or litigation not reflected in or apparent by the most recent audited financial statements and footnotes thereto of Discovery Fund delivered to MidCap Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

I.	MidCap Fund shall acknowledge receipt of the Class A, Class B, Class C, Class N and Class Y shares of Discovery Fund.

12.     MidCap Fund hereby represents and warrants that:

     A.     The audited financial statements of MidCap Fund as of October 31, 2009 and unaudited financial statements as of April 30, 2009 heretofore furnished to Discovery Fund, present fairly the financial position, results of operations, and changes in net assets of MidCap Fund as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from April 30, 2009 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse change in the business or financial condition of MidCap Fund, it being agreed that a decrease in the size of MidCap Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change;

    B.     Contingent upon approval of the Agreement and the transactions contemplated thereby by MidCap Fund's shareholders, MidCap Fund has authority to transfer all of the assets of MidCap Fund to be conveyed hereunder free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever;

   C.     The Prospectus, as amended and supplemented, contained in MidCap Fund's Registration Statement under the 1933 Act, as amended, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

   D.     There is no material contingent liability of MidCap Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of MidCap Fund, threatened against MidCap Fund, not reflected in such Prospectus;

   E.     Except for the Agreement, there are no material contracts outstanding to which MidCap Fund is a party other than those ordinary in the conduct of its business;

   F.     MidCap Fund is a Massachusetts business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; and has all necessary and material Federal and state authorizations to own all of its assets and to carry on its business as now being conducted; and MidCap Fund is duly registered under the Act and such registration has not been rescinded or revoked and is in full force and effect;

   G.     All Federal and other tax returns and reports of MidCap Fund required by law to be filed have been filed, and all federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of MidCap Fund no such return is currently under audit and no assessment has been asserted with respect to such returns; and

   H.     MidCap Fund has elected that MidCap Fund be treated as a regulated investment company and, for each fiscal year of its operations, MidCap Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and MidCap Fund intends to meet such requirements with respect to its current taxable year.

13.	Discovery Fund hereby represents and warrants that:

A.

The audited financial statements of Discovery Fund as of September 30, 2009 and unaudited financial statements as of March 31, 2009 heretofore furnished to MidCap Fund, present fairly the financial position, results of operations, and changes in net assets of Discovery Fund, as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from March 31, 2009 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse changes in the business or financial condition of Discovery Fund, it being understood that a decrease in the size of Discovery Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material or adverse change;

B.

The Prospectus, as amended and supplemented, contained in Discovery Fund's Registration Statement under the 1933 Act, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

C.

Except for this Agreement, there is no material contingent liability of Discovery Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Discovery Fund, threatened against Discovery Fund, not reflected in such Prospectus;

D.	There are no material contracts outstanding to which Discovery Fund is a party other than those ordinary in the conduct of its business;

E.

Discovery Fund is a Massachusetts business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; Discovery Fund has all necessary and material Federal and state authorizations to own all its properties and assets and to carry on its business as now being conducted; the Class A, Class B, Class C, Class N and Class Y shares of Discovery Fund which it issues to MidCap Fund pursuant to the Agreement will be duly authorized, validly issued, fully-paid and non-assessable, will conform to the description thereof contained in Discovery Fund's Registration Statement and will be duly registered under the 1933 Act and in the states where registration is required; and Discovery Fund is duly registered under the Act and such registration has not been revoked or rescinded and is in full force and effect;

F.

All federal and other tax returns and reports of Discovery Fund required by law to be filed have been filed, and all federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Discovery Fund, no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of Discovery Fund ended September 30, 2008 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due;

     G.     Discovery Fund has elected to be treated as a regulated investment company and, for each fiscal year of its operations, Discovery Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Discovery Fund intends to meet such requirements with respect to its current taxable year;

     H.     Discovery Fund has no plan or intention (i) to dispose of any of the assets transferred by MidCap Fund, other than in the ordinary course of business, or (ii) to redeem or reacquire any of the Class A, Class B, Class C, Class N and Class Y shares issued by it in the reorganization other than pursuant to valid requests of shareholders; and

      I.     After consummation of the transactions contemplated by the Agreement, Discovery Fund intends to operate its business in a substantially unchanged manner.

14.     Each party hereby represents to the other that no broker or finder has been employed by it with respect to the Agreement or the transactions contemplated hereby. Each party also represents and warrants to the other that the information concerning it in the Proxy Statement and Prospectus will not as of its date contain any untrue statement of a material fact or omit to state a fact necessary to make the statements concerning it therein not misleading and that the financial statements concerning it will present the information shown fairly in accordance with generally accepted accounting principles applied on a basis consistent with the preceding year. Each party also represents and warrants to the other that the Agreement is valid, binding and enforceable in accordance with its terms and that the execution, delivery and performance of the Agreement will not result in any violation of, or be in conflict with, any provision of any charter, by-laws, contract, agreement, judgment, decree or order to which it is subject or to which it is a party. Discovery Fund hereby represents to and covenants with MidCap Fund that, if the reorganization becomes effective, Discovery Fund will treat each shareholder of MidCap Fund who received any of Discovery Fund's shares as a result of the reorganization as having made the minimum initial purchase of shares of Discovery Fund received by such shareholder for the purpose of making additional investments in shares of Discovery Fund, regardless of the value of the shares of Discovery Fund received.

15.     Discovery Fund agrees that it will prepare and file a Registration Statement on Form N-14 under the 1933 Act which shall contain a preliminary form of proxy statement and prospectus contemplated by Rule 145 under the 1933 Act. The final form of such proxy statement and prospectus is referred to in the Agreement as the "Proxy Statement and Prospectus." Each party agrees that it will use its best efforts to have such Registration Statement declared effective and to supply such information concerning itself for inclusion in the Proxy Statement and Prospectus as may be necessary or desirable in this connection. MidCap Fund covenants and agrees to liquidate and dissolve under the laws of the Commonwealth of Massachusetts, following the Closing, and, upon Closing, to cause the cancellation of its outstanding shares.

16.      The obligations of the parties shall be subject to the right of either party to abandon and terminate the Agreement for any reason and there shall be no liability for damages or other recourse available to a party not so terminating this Agreement, provided, however, that in the event that a party shall terminate this Agreement without reasonable cause, the party so terminating shall, upon demand, reimburse the party not so terminating for all expenses, including reasonable out-of-pocket expenses and fees incurred in connection with this Agreement.

17.     The Agreement may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one Agreement. The rights and obligations of each party pursuant to the Agreement shall not be assignable.

18.     All prior or contemporaneous agreements and representations are merged into the Agreement, which constitutes the entire contract between the parties hereto. No amendment or modification hereof shall be of any force and effect unless in writing and signed by the parties and no party shall be deemed to have waived any provision herein for its benefit unless it executes a written acknowledgment of such waiver.

19.     Discovery Fund understands that the obligations of MidCap Fund under the Agreement are not binding upon any Trustee or shareholder of MidCap Fund personally, but bind only upon MidCap Fund and MidCap Fund's property. Discovery Fund represents that it has notice of the provisions of the Declaration of Trust of MidCap Fund disclaiming shareholder and trustee liability for acts or obligations of MidCap Fund.

IN WITNESS WHEREOF, each of the parties has caused the Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above.

OPPENHEIMER MIDCAP FUND

By:     ______________________

Robert G. Zack
Secretary

OPPENHEIMER DISCOVERY FUND

By:      ______________________

           Robert G. Zack

  Secretary

EXHIBIT B

PRINCIPAL SHAREHOLDERS

Principal Shareholders of MidCap Fund. As of April 23, 2009, the only persons who owned of record or were known by MidCap Fund to own beneficially 5% or more of any class of the outstanding shares of MidCap Fund were:

Orchard Trust Co. LLC, FBO Oppen RecordkeeperPro, 8515 E. Orchard Road, Greenwood Village, CO 80111-500, which owned 178,325.234 Class N shares, representing 12.24% of the Class N shares then outstanding;

Oppenheimer Portfolio Series - Active Allocation Tact Comp., Attn.: FPA Trade Settle (2-FA), 6803 S. Tucson Way, Centennial, CO, 80112-3924, which owned 1,692,083.091 Class Y shares, representing 52.26% of the Class Y shares then outstanding;

Oppenheimer Lifecycle Transition 2030 Fund., Attn.: FPA Trade Settle (2-FA), 6803 S. Tucson Way, Centennial, CO, 80112-3924, which owned 411,970.103 Class Y shares, representing 12.72% of the Class Y shares then outstanding;

Oppenheimer Lifecycle Transition 2020 Fund., Attn.: FPA Trade Settle (2-FA), 6803 S. Tucson Way, Centennial, CO, 80112-3924, which owned 322,717.897 Class Y shares, representing 9.96% of the Class Y shares then outstanding;

Taynik & Co, c/o Investors Bank & Trust, FPG90, PO Box 9130, Boston, MA 02117-9130, which owned 183,155.496 Class Y shares, representing 5.65% of the Class Y shares then outstanding.

Oppenheimer Lifecycle Transition 2015 Fund., Attn.: FPA Trade Settle (2-FA), 6803 S. Tucson Way, Centennial, CO, 80112-3924, which owned 168,276.237 Class Y shares, representing 5.19% of the Class Y shares then outstanding;

Principal Shareholders of Discovery Fund. As of April 23, 2009, the only persons who owned of record or were known by Discovery Fund to own beneficially 5% or more of any class of the outstanding shares of Discovery Fund were:

Orchard Trust Co. LLC., FBO Oppen. RecordkeeperPro, 8515 E. Orchard Road, Greenwood Village, CO 80111-500, which owned 30,378.977 Class N shares, representing 14.35 % of the Class N shares then outstanding.

MLPF&S for the Sole Benefit of its Customers, Attn: Fund Admn, 4800 Deer Lake Dr E. Fl 3, Jacksonville, FL 32246-6484, which owned 17,046.692 Class N shares, representing 8.05% of the Class N shares then outstanding.

MassMutual Life Insurance Co., Separate Investment Acct., 1295 State Street, MIP C105, Springfield, MA, 01111-0001, which owned 252,278.058 Class Y shares, representing 47.31% of the Class Y shares then outstanding.

Taynik & Co, c/o Investors Bank & Trust, FPG90, PO Box 9130, Boston, MA 02117-9130, which owned 123,977.438 Class Y shares, representing 25.58% of the Class Y shares then outstanding.

LPL FINANCIAL, FBO Customer Accounts, Attn: Mutual Fund Operations, P.O. Box 509046, San Diego, CA 92150-9046, which owned 47,006.681 Class Y shares, representing 8.81% of the Class Y shares then outstanding.

STATEMENT OF ADDITIONAL INFORMATION

TO PROSPECTUS AND PROXY STATEMENT
OF
OPPENHEIMER DISCOVERY FUND

PART B

Acquisition of the Assets of
OPPENHEIMER MIDCAP FUND

By and in exchange for Shares of
OPPENHEIMER DISCOVERY FUND

This Statement of Additional Information to this Prospectus and Proxy Statement (the "SAI") relates specifically to the proposed delivery of substantially all of the assets of Oppenheimer MidCap Fund ("MidCap Fund") for Class A, Class B, Class C, Class N and Class Y shares of Oppenheimer Discovery Fund ("Discovery Fund") (the "Reorganization").

This SAI consists of this Cover Page and the following documents which are incorporated into this SAI by reference: (i) the Statement of Additional Information of MidCap Fund dated February 27, 2009; (ii) the annual report of MidCap Fund which includes audited financial statements of MidCap Fund and Management's Discussion of Fund Performance for the 12-month period ended October 31, 2008; (iii) the Statement of Additional Information of Discovery Fund dated January 28, 2009; (iv) the annual report of Discovery Fund, which includes the audited financial statements of Discovery Fund and Management's Discussion of Fund Performance for the 12-month period ended September 30, 2008; and the semi-annual report of Discovery Fund dated March 31, 2009.

This SAI is not a Prospectus; you should read this SAI in conjunction with the combined Prospectus and Proxy Statement dated June 1, 2009 relating to the Reorganization. You can request a copy of the Prospectus and Proxy Statement by writing OppenheimerFunds Services at P.O. Box 5270, Denver, Colorado 80217, by visiting the website at www.oppenheimerfunds.com or by calling toll-free 1.800.647.1963. The date of this SAI is June 1, 2009.

PRO FORMA FINANCIAL STATEMENTS

     Shown below are pro forma financial statements for the combined Discovery Fund, assuming the Reorganization had been consummated as of March 31, 2009. The first table presents pro forma Statements of Assets and Liabilities for the combined Discovery Fund. The second table presents pro forma Statements of Operations for the combined Discovery Fund. The third table presents a pro forma Statement of Investments for the combined Discovery Fund.

     The pro forma Statement of Investments and Statement of Assets and Liabilities reflect the combined financial position of MidCap Fund and Discovery Fund for the year ended March 31, 2009. The pro forma statement of operations reflects the combined results of operations of MidCap Fund and Discovery Fund at March 31, 2009. The pro forma combined financial statements may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at March 31, 2009. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of MidCap Fund for pre-combination periods will not be restated. The pro forma statement of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statements of Additional Information for each Fund.

                                   PROXY CARD

OPPENHEIMER MIDCAP FUND
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 10, 2009

The undersigned, revoking prior proxies, hereby appoints Brian Wixted, Brian Szilagyi, and Kathleen Ives, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Oppenheimer MidCap Fund (the "Fund") to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on July 10, 2009, at 1:30 P.M. Mountain Time, or at any adjournment thereof, upon the proposal described in the Notice of Meeting and accompanying Combined Prospectus and Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund's Board of Trustees, and the proposal (set forth on the reverse side of this proxy card) has been proposed by the Board of Trustees.

When properly executed, this proxy will be voted as indicated on the reverse side or "FOR" the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Meeting.

Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

______________________________________________

Signature                    Date

__________________________________________________________

Signature (if held jointly)               Date

__________________________________________
Title if a corporation, partnership or other entity

• FOLD HERE •

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.myproxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.

Control Number:
2. Touchtone Phone:	Simply dial toll-free 1-866-458-9856 and follow the automated instructions. Please have this proxy card available at the time of the call.	Check Digit:
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

TAGID: "TAG ID"                                                   CUSIP: "CUSIP"PROXY CARD

OPPENHEIMER MIDCAP FUND
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 10, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD OF TRUSTEES, AND THE PROPOSAL BELOW HAS BEEN PROPOSED BY THE BOARD OF TRUSTEES.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: [ ]

PROPOSAL 1:

      To approve an Agreement and Plan of Reorganization between Oppenheimer MidCap Fund ("MidCap Fund") and Oppenheimer Discovery Fund ("Discovery Fund"), and the transactions contemplated thereby, including: (a) the transfer of substantially all the assets of MidCap Fund to Discovery Fund in exchange for Class A, Class B, Class C, Class N and Class Y shares of Discovery Fund; (b) the distribution of shares of Discovery Fund to the corresponding Class A, Class B, Class C, Class N and Class Y shareholders of MidCap Fund in complete liquidation of MidCap Fund; and (c) the cancellation of the outstanding shares of MidCap Fund.

.	FOR	AGAINST	ABSTAIN
	•	•	•

PROPOSAL 2 (Only if Proposal 1 is Not Approved):

The Board of DIRECTORS unanimously recommends a vote for ALL NOMINEES.
2. Proposal: To elect eleven Trustees for the Fund:
NOMINEES:			FOR ALL (NOMINEES)	WITHHOLD FROM ALL (NOMINEES)
(01) Brian F. Wruble	(05) Mary F. Miller	(09) Joseph M. Wikler
(02) David K. Downes	(06) Joel W. Motley	(10) Peter I. Wold
(03) Matthew P. Fink	(07) Russell S. Reynolds, Jr.	(11) John V. Murphy
(04) Phillip A. Griffiths	(08) Mary Ann Tynan

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.

PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES MARCH 31, 2009

(UNAUDITED)

OPPENHEIMER DISCOVERY FUND AND OPPENHEIMER MIDCAP FUND

                                                                                              PRO FORMA
                                                    OPPENHEIMER      OPPENHEIMER                        COMBINED
                                                     DISCOVERY          MIDCAP        PRO FORMA       OPPENHEIMER
                                                        FUND             FUND        ADJUSTMENTS     DISCOVERY FUND
                                                   -------------   ---------------   -----------    ---------------

ASSETS:
Investments, at value - see accompanying
   statement of investments:
   Unaffiliated Companies (cost $377,124,681,
      $444,052,487 and $821,177,168)               $ 367,968,915   $   374,995,735           --     $   742,964,650
   Affiliated Companies (cost $19,935,536,
      $18,235,898 and $38,171,434)                    19,935,536        18,235,898           --          38,171,434
Cash                                                     546,591           521,897           --           1,068,488
Receivables and other assets:
   Investments sold                                    5,967,680         2,441,126           --           8,408,806
   Shares of beneficial interest sold                    297,865           501,895           --             799,760
   Dividends                                              19,300           105,664           --             124,964
   Due from Manager                                           --                --   $2,508,205(1)        2,508,205
   Other                                                  47,379            36,571           --              83,950
                                                   -------------   ---------------   ----------     ---------------
Total assets                                         394,783,266       396,838,786    2,508,205         794,130,257
                                                   -------------   ---------------   ----------     ---------------
LIABILITIES:
Payables and other liabilities:
   Investments purchased                               7,711,015         3,099,405           --          10,810,420
   Shares of beneficial interest redeemed              1,228,535           625,191           --           1,853,726
   Distributions and service plan fees                   226,171           150,162           --             376,333
   Trustees' compensation                                165,028           187,317           --             352,345
   Shareholder communications                             84,282           157,820           --             242,102
   Transfer and shareholder servicing agent fees          77,203           133,732           --             210,935
   Other                                                  29,340            32,526           --              61,866
                                                   -------------   ---------------   ----------     ---------------
Total liabilities                                      9,521,574         4,386,153           --          13,907,727
                                                   -------------   ---------------   ----------     ---------------
NET ASSETS                                         $ 385,261,692   $   392,452,633   $2,508,205     $   780,222,530
                                                   =============   ===============   ==========     ===============
COMPOSITION OF NET ASSETS:
Par value of shares of capital stock               $      12,346   $          --     $   12,773     $        25,119
Additional paid-in capital                           535,166,938     1,494,678,410      (12,773)      2,029,832,575
Accumulated net investment gain (loss)                (2,245,901)       (2,159,213)   2,508,205(1)       (1,896,909)
Accumulated net realized loss from investments      (138,515,926)   (1,031,009,812)          --      (1,169,525,738)
Net unrealized depreciation on investments            (9,155,765)      (69,056,752)          --         (78,212,517)
                                                   -------------   ---------------   ----------     ---------------
NET ASSETS                                         $ 385,261,692   $   392,452,633   $2,508,205     $   780,222,530
                                                   =============   ===============   ==========     ===============
PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES MARCH 31, 2009

(UNAUDITED)

OPPENHEIMER DISCOVERY FUND AND OPPENHEIMER MIDCAP FUND

                                                                           PRO FORMA
                                                OPPENHEIMER    OPPENHEIMER                    COMBINED
                                                 DISCOVERY       MIDCAP       PRO FORMA      OPPENHEIMER
                                                   FUND           FUND       ADJUSTMENTS   DISCOVERY FUND
                                               ------------   ------------   -----------   --------------

NET ASSET VALUE PER SHARE
OUTSTANDING SHARES
Class A Shares                                    9,829,076     24,618,175     7,503,752      17,332,828(2)
Class B Shares                                      941,333      5,716,348     1,853,821       2,795,154(2)
Class C Shares                                      839,535      5,425,377     1,722,530       2,562,065(2)
Class N Shares                                      207,607      1,456,845       446,213         653,820(2)
Class Y Shares                                      528,913      4,076,425     1,246,280       1,775,193(2)
NET ASSETS
Class A Shares                                 $311,897,745   $238,072,918    $1,778,204    $551,748,866(2)
Class B Shares                                 $ 25,815,710   $ 50,827,403    $  251,593    $ 76,894,706(2)
Class C Shares                                 $ 23,508,102   $ 48,229,720    $  224,721    $ 71,962,543(2)
Class N Shares                                 $  6,429,029   $ 13,819,765    $   63,606    $ 20,312,400(2)
Class Y Shares                                 $ 17,611,106   $ 41,502,827    $  190,082    $ 59,304,015(2)
NET ASSET VALUE PER SHARE
Class A Shares                                 $      31.73   $       9.67    $     0.10    $      31.83(2)
Class A Shares - Maximum offering price (net
   asset value plus sales charge of 5.75% of
   maximum offering price)                     $      33.67   $      10.26    $     0.10    $      33.77(2)
Class B Shares                                 $      27.42   $       8.89    $     0.09    $      27.51(2)
Class C Shares                                 $      28.00   $       8.89    $     0.09    $      28.09(2)
Class N Shares                                 $      30.97   $       9.49    $     0.10    $      31.07(2)
Class Y Shares                                 $      33.30   $      10.18    $     0.11    $      33.41(2)
(1)	Adjustment to reflect the management fees using Discovery’s management fee schedule.

(2)	Oppenheimer MidCap Fund Class A shares will be exchanged for Oppenheimer Discovery Fund Class A shares.

Oppenheimer MidCap Fund Class B shares will be exchanged for Oppenheimer Discovery Fund Class B shares.

Oppenheimer MidCap Fund Class C shares will be exchanged for Oppenheimer Discovery Fund Class C shares.

Oppenheimer MidCap Fund Class N shares will be exchanged for Oppenheimer Discovery Fund Class N shares.

Oppenheimer MidCap Fund Class Y shares will be exchanged for Oppenheimer Discovery Fund Class Y shares.

PRO FORMA COMBINING STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2009

(UNAUDITED)

OPPENHEIMER DISCOVERY FUND AND OPPENHEIMER MIDCAP FUND

                                                                            PRO FORMA
                                                 OPPENHEIMER   OPPENHEIMER                      COMBINED
                                                  DISCOVERY       MIDCAP      PRO FORMA        OPPENHEIMER
                                                     FUND          FUND      ADJUSTMENTS     DISCOVERY FUND
                                                 -----------   -----------   -----------     --------------

INVESTMENT INCOME:
Dividends:
   Unaffiliated companies (net of foreign
      withholding taxes of $14,314, $12,509
      and $26,823)                               $1,383,965    $ 2,098,413            --       $ 3,482,378
   Affiliated companies                             679,462        396,811            --         1,076,273
Interest                                             15,415         11,306            --            26,721
Other income                                         47,225         86,476            --           133,701
                                                 ----------    -----------   -----------       -----------
Total investment income                           2,126,067      2,593,006            --         4,719,073
                                                 ----------    -----------   -----------       -----------
EXPENSES:
Management fees                                   3,970,423      4,378,486   $(2,508,205)(1)     5,840,704
Distribution and service plan fees:
   Class A                                        1,057,589        948,366            --         2,005,955
   Class B                                          417,948        861,968            --         1,279,916
   Class C                                          309,656        760,382            --         1,070,038
   Class N                                           40,875        110,697            --           151,572
Transfer and shareholder servicing agent fees:
   Class A                                        1,431,949      2,226,122            --         3,658,071
   Class B                                          172,519        410,127            --           582,646
   Class C                                          135,899        417,182            --           553,081
   Class N                                           37,897        121,029            --           158,926
   Class Y                                           92,047         22,800            --           114,847
Shareholder communications:
   Class A                                          186,473        186,666            --           373,139
   Class B                                           41,695         80,925            --           122,620
   Class C                                           14,785         30,988            --            45,773
   Class N                                            2,226          4,183            --             6,409
   Class Y                                               --            781            --               781
Trustees' compensation                               22,434         31,904            --            54,338
Custodian fees and expenses                           3,455         13,818            --            17,273
Other                                                34,059         63,025            --            97,084
                                                 ----------    -----------   -----------       -----------
Total Expenses                                    7,971,929     10,669,449    (2,508,205)       16,133,173
Less reduction to custodian expenses                 (2,425)        (1,043)           --            (3,468)
Less waivers and reimbursements of expenses        (259,394)    (1,260,226)           --        (1,519,620)
                                                 ----------    -----------   -----------       -----------
Net Expenses                                      7,710,110      9,408,180    (2,508,205)       14,610,085
                                                 ----------    -----------   -----------       -----------
(1)	Adjustment to reflect the management fees using Discovery’s management fee schedule.

PRO FORMA COMBINING STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2009

(UNAUDITED)

                                                                                        PRO FORMA
                                                 OPPENHEIMER     OPPENHEIMER                     COMBINED
                                                  DISCOVERY         MIDCAP       PRO FORMA      OPPENHEIMER
                                                     FUND            FUND       ADJUSTMENTS   DISCOVERY FUND
                                                -------------   -------------   -----------   --------------

NET INVESTMENT INCOME (LOSS)                    $  (5,584,043)  $  (6,815,174)   $2,508,205   $  (9,891,012)
                                                -------------   -------------    ----------   -------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments from
   unaffiliated companies                        (112,035,899)   (287,523,892)           --    (399,559,791)
                                                -------------   -------------    ----------   -------------
Net change in unrealized appreciation
   (depreciation) on investments                  (94,815,285)    (41,207,584)           --    (136,022,869)
                                                -------------   -------------    ----------   -------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                       $(212,435,227)  $(335,546,650)   $2,508,205   $(545,473,672)
                                                =============   =============    ==========   =============
PRO FORMA COMBINING STATEMENTS OF CHANGES FOR THE YEAR ENDED MARCH 31, 2009

(UNAUDITED)

OPPENHEIMER DISCOVERY FUND AND OPPENHEIMER MIDCAP FUND

                                                                                        PRO FORMA
                                                 OPPENHEIMER     OPPENHEIMER                     COMBINED
                                                  DISCOVERY        MIDCAP        PRO FORMA      OPPENHEIMER
                                                    FUND            FUND        ADJUSTMENTS   DISCOVERY FUND
                                                -------------   -------------   -----------   --------------

OPERATIONS
Net investment income (loss)                    $  (5,584,043)  $  (6,815,174)   $2,508,205   $   (9,891,012)
Net realized loss                                (112,035,899)   (287,523,892)           --     (399,559,791)
Net unrealized change in unrealized
   appreciation (depreciation)                    (94,815,285)    (41,207,584)           --     (136,022,869)
                                                -------------   -------------    ----------   --------------
Net increase (decrease) in net assets
   resulting from operations                     (212,435,227)   (335,546,650)    2,508,205     (545,473,672)
DIVIDENDS AND/OR DISTRIBUTIONS TO
   SHAREHOLDERS
DIVIDENDS FROM NET INVESTMENT INCOME:
   Class A                                                 --              --            --               --
   Class B                                                 --              --            --               --
   Class C                                                 --              --            --               --
   Class N                                                 --              --            --               --
   Class Y                                                 --              --            --               --
                                                -------------   -------------    ----------   --------------
                                                           --              --                             --
DISTRIBUTIONS FROM NET REALIZED GAIN:
   Class A                                         (5,609,909)             --            --       (5,609,909)
   Class B                                           (554,779)             --            --         (554,779)
   Class C                                           (450,524)             --            --         (450,524)
   Class N                                           (110,179)             --            --         (110,179)
   Class Y                                           (427,652)             --            --         (427,652)
                                                -------------   -------------    ----------   --------------
                                                   (7,153,043)             --            --       (7,153,043)
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM BENEFICIAL INTEREST
   TRANSACTIONS:
   Class A                                        (26,826,135)    (24,092,402)           --      (50,918,537)
   Class B                                        (15,656,529)    (24,082,510)           --      (39,739,039)
   Class C                                          1,026,660     (10,979,581)           --       (9,952,921)
   Class N                                            607,807      (3,452,902)           --       (2,845,095)
   Class Y                                          7,456,181      15,444,606            --       22,900,787
                                                -------------   -------------    ----------   --------------
                                                  (33,392,016)    (47,162,789)           --      (80,554,805)
NET ASSETS
Total increase (decrease)                        (252,980,286)   (382,709,439)    2,508,205     (633,181,520)
                                                -------------   -------------    ----------   --------------
Beginning of period                               638,241,978     775,162,072            --    1,413,404,050
End of period                                   $ 385,261,692   $ 392,452,633    $2,508,205   $  780,222,530
                                                =============   =============    ==========   ==============

PRO FORMA COMBINING STATEMENTS OF INVESTMENTS MARCH 31, 2009 (UNAUDITED)
OPPENHEIMER DISCOVERY FUND AND OPPENHEIMER MIDCAP FUND

                                            OPPENHEIMER  OPPENHEIMER               OPPENHEIMER  OPPENHEIMER
                                                      DISCOVERY      MIDCAP     COMBINED     DISCOVERY      MIDCAP       COMBINED
                                                         FUND         FUND      PROFORMA       FUND          FUND        PROFORMA
                                                        SHARES       SHARES      SHARES        VALUE        VALUE          VALUE
                                                     -----------  -----------  ----------  ------------  ------------  ------------

COMMON STOCKS--95.2%
CONSUMER DISCRETIONARY--13.9%
DIVERSIFIED CONSUMER SERVICES--4.4%
American Public Education, Inc.(1)                       188,151            0     188,151     7,913,631             0     7,913,631
Capella Education Co.(1)                                  50,953            0      50,953     2,700,509             0     2,700,509
DeVry, Inc.                                                    0       85,900      85,900             0     4,138,662     4,138,662
Grand Canyon Education, Inc.(1)                          150,300            0     150,300     2,594,178             0     2,594,178
ITT Educational Services, Inc.(1)                              0       26,400      26,400             0     3,205,488     3,205,488
Strayer Education, Inc.                                   48,900       27,600      76,500     8,795,643     4,964,412    13,760,055
                                                                                           ------------  ------------  ------------
                                                                                             22,003,961    12,308,562    34,312,523
HOTELS, RESTAURANTS & LEISURE--2.9%
Buffalo Wild Wings, Inc.(1)                               78,600            0      78,600     2,875,188             0     2,875,188
Burger King Holdings, Inc.                                     0      569,700     569,700             0    13,074,615    13,074,615
Darden Restaurants, Inc.                                       0       54,800      54,800             0     1,877,448     1,877,448
Panera Bread Co., Cl. A(1)                                85,400            0      85,400     4,773,860             0     4,773,860
                                                                                           ------------  ------------  ------------
                                                                                              7,649,048    14,952,063    22,601,111
MEDIA--1.8%
Cablevision Systems Corp. New York Group, Cl. A                0      702,900     702,900             0     9,095,526     9,095,526
Liberty Media Corp.-Entertainment, Series A(1)                 0      241,800     241,800             0     4,823,910     4,823,910
                                                                                           ------------  ------------  ------------
                                                                                                      0    13,919,436    13,919,436
MULTILINE RETAIL--1.6%
Dollar Tree, Inc.(1)                                     125,100      152,400     277,500     5,573,205     6,789,420    12,362,625
SPECIALTY RETAIL--2.6%
Aaron Rents, Inc.                                        118,300            0     118,300     3,153,878             0     3,153,878
Aeropostale, Inc.(1)                                      74,500            0      74,500     1,978,720             0     1,978,720
GameStop Corp., Cl. A(1)                                       0      256,700     256,700             0     7,192,734     7,192,734
O'Reilly Automotive, Inc.(1)                                   0      112,200     112,200             0     3,928,122     3,928,122
Urban Outfitters, Inc.(1)                                130,400      133,400     263,800     2,134,648     2,183,758     4,318,406
                                                                                           ------------  ------------  ------------
                                                                                              7,267,246    13,304,614    20,571,860
TEXTILES, APPAREL & LUXURY GOODS--0.6%
Polo Ralph Lauren Corp., Cl. A                                 0      102,600     102,600             0     4,334,850     4,334,850
CONSUMER STAPLES--4.3%
FOOD PRODUCTS--3.1%
American Italian Pasta Co.(1)                             56,700            0      56,700     1,973,727             0     1,973,727
Diamond Foods, Inc.                                      172,300            0     172,300     4,812,339             0     4,812,339

Flowers Foods, Inc.                                      238,800      234,100     472,900     5,607,024     5,496,668    11,103,692
TreeHouse Foods, Inc.(1)                                 216,500            0     216,500     6,233,035             0     6,233,035
                                                                                           ------------  ------------  ------------
                                                                                             18,626,125     5,496,668    24,122,793
PERSONAL PRODUCTS--1.2%
Alberto-Culver Co.                                       124,500            0     124,500     2,814,945             0     2,814,945
Chattem, Inc.(1)                                          84,349       35,400     119,749     4,727,761     1,984,170     6,711,931
                                                                                           ------------  ------------  ------------
                                                                                              7,542,706     1,984,170     9,526,876
ENERGY--8.1%
ENERGY EQUIPMENT & SERVICES--3.2%
Atwood Oceanics, Inc.(1)                                 105,700            0     105,700     1,753,563             0     1,753,563
Cameron International Corp.(1)                                 0      228,000     228,000             0     5,000,040     5,000,040
Core Laboratories NV                                      37,100            0      37,100     2,714,236             0     2,714,236
IHS, Inc., Cl. A(1)                                      113,910      211,500     325,410     4,690,814     8,709,570    13,400,384
Willbros Group, Inc.(1)                                  232,151            0     232,151     2,251,865             0     2,251,865
                                                                                           ------------  ------------  ------------
                                                                                             11,410,478    13,709,610    25,120,088
OIL, GAS & CONSUMABLE FUELS--4.9%
Arena Resources, Inc.(1)                                 172,267            0     172,267     4,389,363             0     4,389,363
Carrizo Oil & Gas, Inc.(1)                               277,793            0     277,793     2,466,802             0     2,466,802
Concho Resources, Inc.(1)                                 92,000       72,800     164,800     2,354,280     1,862,952     4,217,232
Petrohawk Energy Corp.(1)                                263,800      498,100     761,900     5,072,874     9,578,463    14,651,337
Range Resources Corp.                                          0      309,600     309,600             0    12,743,136    12,743,136
                                                                                           ------------  ------------  ------------
                                                                                             14,283,319    24,184,551    38,467,870
FINANCIALS--8.6%
CAPITAL MARKETS--4.2%
Affiliated Managers Group, Inc.(1)                             0      121,200     121,200             0     5,055,252     5,055,252
Eaton Vance Corp.                                              0      195,900     195,900             0     4,476,315     4,476,315
Greenhill & Co., Inc.                                     49,812            0      49,812     3,678,616             0     3,678,616
Lazard Ltd., Cl. A                                             0      268,100     268,100             0     7,882,140     7,882,140
optionsXpress Holdings, Inc.                             165,677            0     165,677     1,883,747             0     1,883,747
Stifel Financial Corp.(1)                                117,888            0     117,888     5,105,729             0     5,105,729
Waddell & Reed Financial, Inc., Cl. A                    238,600            0     238,600     4,311,502             0     4,311,502
                                                                                           ------------  ------------  ------------
                                                                                             14,979,594    17,413,707    32,393,301
COMMERCIAL BANKS--0.5%
Signature Bank(1)                                        144,379            0     144,379     4,075,819             0     4,075,819
DIVERSIFIED FINANCIAL SERVICES--1.6%
IntercontinentalExchange, Inc.(1)                              0       63,300      63,300             0     4,713,951     4,713,951
MSCI, Inc., Cl. A(1)                                     186,740      277,460     464,200     3,157,773     4,691,849     7,849,622
                                                                                           ------------  ------------  ------------
                                                                                              3,157,773     9,405,800    12,563,573
INSURANCE--1.2%
RenaissanceRe Holdings Ltd.                               88,700      103,100     191,800     4,385,328     5,097,264     9,482,592
REAL ESTATE INVESTMENT TRUSTS--0.5%
Digital Realty Trust, Inc.                               110,500            0     110,500     3,666,390             0     3,666,390

THRIFTS & MORTGAGE FINANCE--0.6%
Dime Community Bancshares, Inc.                          193,309            0     193,309     1,813,238             0     1,813,238
Hudson City Bancorp, Inc.                                      0      264,500     264,500             0     3,092,005     3,092,005
                                                                                           ------------  ------------  ------------
                                                                                              1,813,238     3,092,005     4,905,243
HEALTH CARE--21.3%
BIOTECHNOLOGY--3.7%
Alexion Pharmaceuticals, Inc.(1)                         222,600      213,000     435,600     8,383,116     8,021,580    16,404,696
Cephalon, Inc.(1)                                              0       86,900      86,900             0     5,917,890     5,917,890
Genomic Health, Inc.(1)                                  115,946            0     115,946     2,826,763             0     2,826,763
Myriad Genetics, Inc.(1)                                       0       73,400      73,400             0     3,337,498     3,337,498
                                                                                           ------------  ------------  ------------
                                                                                             11,209,879    17,276,968    28,486,847
HEALTH CARE EQUIPMENT & SUPPLIES--8.2%
ABIOMED, Inc.(1)                                         255,859            0     255,859     1,253,709             0     1,253,709
Bard (C.R.), Inc.                                              0      132,600     132,600             0    10,570,872    10,570,872
Edwards Lifesciences Corp.(1)                                  0      159,400     159,400             0     9,664,422     9,664,422
Haemonetics Corp.(1)                                     113,977       57,600     171,577     6,277,853     3,172,608     9,450,461
IDEXX Laboratories, Inc.(1)                                    0       88,100      88,100             0     3,046,498     3,046,498
Immucor, Inc.(1)                                          87,600            0      87,600     2,203,140             0     2,203,140
Masimo Corp.(1)                                          186,799            0     186,799     5,413,435             0     5,413,435
Meridian Bioscience, Inc.                                188,293            0     188,293     3,411,869             0     3,411,869
Neogen Corp.(1)                                          104,902            0     104,902     2,290,011             0     2,290,011
NuVasive, Inc.(1)                                        216,281      176,600     392,881     6,786,898     5,541,708    12,328,606
Thoratec Corp.(1)                                        158,600            0     158,600     4,074,434             0     4,074,434
                                                                                           ------------  ------------  ------------
                                                                                             31,711,349    31,996,108    63,707,457
HEALTH CARE PROVIDERS & SERVICES--4.3%
Bio-Reference Laboratories, Inc.(1)                      145,196            0     145,196     3,036,048             0     3,036,048
CardioNet, Inc.(1)                                       182,000            0     182,000     5,106,920             0     5,106,920
Genoptix, Inc.(1)                                        217,253            0     217,253     5,926,662             0     5,926,662
Hanger Orthopedic Group, Inc.(1)                         174,200            0     174,200     2,308,150             0     2,308,150
HMS Holdings Corp.(1)                                    222,176            0     222,176     7,309,590             0     7,309,590
PSS World Medical, Inc.(1)                               249,300            0     249,300     3,577,455             0     3,577,455
Schein (Henry), Inc.(1)                                        0      107,100     107,100             0     4,285,071     4,285,071
Sun Healthcare Group, Inc.(1)                            256,100            0     256,100     2,161,484             0     2,161,484
                                                                                           ------------  ------------  ------------
                                                                                             29,426,309     4,285,071    33,711,380
HEALTH CARE TECHNOLOGY--0.5%
athenahealth, Inc.(1)                                    145,392            0     145,392     3,505,401             0     3,505,401
LIFE SCIENCES TOOLS & SERVICES--2.8%
Covance, Inc.(1)                                               0       85,300      85,300             0     3,039,239     3,039,239
ICON plc, Sponsored ADR(1)                               135,778            0     135,778     2,192,815             0     2,192,815
Illumina, Inc.(1)                                        135,900      200,205     336,105     5,060,916       7455634    12,516,550
Luminex Corp.(1)                                         232,900            0     232,900     4,220,148             0     4,220,148
                                                                                           ------------  ------------  ------------

                                                                                    11,473,879    10,494,873    21,968,752
PHARMACEUTICALS--1.8%
Perrigo Co.                                              158,200      175,700     333,900     3,928,106     4,362,631     8,290,737
Shire Ltd., ADR                                                0      163,000     163,000             0     5,858,220     5,858,220
                                                                                           ------------  ------------  ------------
                                                                                              3,928,106    10,220,851    14,148,957
INDUSTRIALS--13.1%
AEROSPACE & DEFENSE--1.7%
Aerovironment, Inc.(1)                                   122,874            0     122,874     2,568,067             0     2,568,067
American Science & Engineering, Inc.                      39,400            0      39,400     2,198,520             0     2,198,520
Axsys Technologies, Inc.(1)                               77,231            0      77,231     3,246,791             0     3,246,791
Curtiss-Wright Corp.                                           0       87,700      87,700             0     2,459,985     2,459,985
Rockwell Collins, Inc.                                         0       85,400      85,400             0     2,787,456     2,787,456
                                                                                           ------------  ------------  ------------
                                                                                              8,013,378     5,247,441    13,260,819
AIR FREIGHT & LOGISTICS--1.4%
C.H. Robinson Worldwide, Inc.                                  0      160,900     160,900             0     7,338,649     7,338,649
Expeditors International of Washington, Inc.                   0      135,200     135,200             0     3,824,808     3,824,808
                                                                                           ------------  ------------  ------------
                                                                                                      0    11,163,457    11,163,457
COMMERCIAL SERVICES & SUPPLIES--7.9%
Clean Harbors, Inc.(1)                                   159,442       96,700     256,142     7,653,216     4,641,600    12,294,816
Copart, Inc.(1)                                           60,600       62,300     122,900     1,797,396     1,847,818     3,645,214
FTI Consulting, Inc.(1)                                   61,200       94,700     155,900     3,028,176     4,685,756     7,713,932
ICF International, Inc.(1)                               102,925            0     102,925     2,364,187             0     2,364,187
Stericycle, Inc.(1)                                      209,500      264,500     474,000     9,999,435    12,624,585    22,624,020
Tetra Tech, Inc.(1)                                      125,000            0     125,000     2,547,500             0     2,547,500
Waste Connections, Inc.(1)                               228,835      172,500     401,335     5,881,060     4,433,250    10,314,310
                                                                                           ------------  ------------  ------------
                                                                                             33,270,970    28,233,009    61,503,979
CONSTRUCTION & ENGINEERING--1.4%
Aecom Technology Corp.(1)                                126,203            0     126,203     3,291,374             0     3,291,374
Quanta Services, Inc.(1)                                 131,400      242,000     373,400     2,818,530     5,190,900     8,009,430
                                                                                           ------------  ------------  ------------
                                                                                              6,109,904     5,190,900    11,300,804
TRANSPORTATION INFRASTRUCTURE--0.7%
Aegean Marine Petroleum Network, Inc.                    320,700            0     320,700     5,371,725             0     5,371,725
INFORMATION TECHNOLOGY--21.2%
COMMUNICATIONS EQUIPMENT--1.2%
F5 Networks, Inc.(1)                                      93,700            0      93,700     1,963,015             0     1,963,015
Neutral Tandem, Inc.(1)                                  226,530            0     226,530     5,574,903             0     5,574,903
Riverbed Technology, Inc.(1)                             147,100            0     147,100     1,924,068             0     1,924,068
                                                                                           ------------  ------------  ------------
                                                                                              9,461,986             0     9,461,986
COMPUTERS & PERIPHERALS--0.7%
NetApp, Inc.(1)                                                0      377,600     377,600             0     5,603,584     5,603,584
ELECTRONIC EQUIPMENT & INSTRUMENTS--2.2%
Amphenol Corp., Cl. A                                          0      331,300     331,300             0     9,438,737     9,438,737

FLIR Systems, Inc.(1)                                    215,156      180,000     395,156     4,406,395     3,686,400     8,092,795
                                                                                           ------------  ------------  ------------
                                                                                              4,406,395    13,125,137    17,531,532

INTERNET SOFTWARE & SERVICES--2.6%
Baidu, Inc., ADR(1)                                            0       10,600      10,600             0     1,871,960     1,871,960
comScore, Inc.(1)                                        161,500            0     161,500     1,952,535             0     1,952,535
Equinix, Inc.(1)                                          92,300      122,300     214,600     5,182,645     6,867,145    12,049,790
VistaPrint Ltd.(1)                                        71,500            0      71,500     1,965,535             0     1,965,535
Vocus, Inc.(1)                                           151,967            0     151,967     2,019,641             0     2,019,641
                                                                                           ------------  ------------  ------------
                                                                                             11,120,356     8,739,105    19,859,461
IT SERVICES--2.6%
Cognizant Technology Solutions Corp.(1)                        0      282,900     282,900             0     5,881,491     5,881,491
ManTech International Corp.(1)                            98,200            0      98,200     4,114,580             0     4,114,580
SAIC, Inc.(1)                                                  0      559,100     559,100             0    10,438,397    10,438,397
                                                                                           ------------  ------------  ------------
                                                                                              4,114,580    16,319,888    20,434,468
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--3.5%
Cavium Networks, Inc.(1)                                 224,600            0     224,600     2,591,884             0     2,591,884
Lam Research Corp.(1)                                          0      157,300     157,300             0     3,581,721     3,581,721
MEMC Electronic Materials, Inc.(1)                             0      110,800     110,800             0     1,827,092     1,827,092
Monolithic Power Systems, Inc.(1)                        296,561            0     296,561     4,596,696             0     4,596,696
Netlogic Microsystems, Inc.(1)                           156,000            0     156,000     4,286,880             0     4,286,880
Power Integrations, Inc.                                 135,700            0     135,700     2,334,040             0     2,334,040
Silicon Laboratories, Inc.(1)                            142,400            0     142,400     3,759,360             0     3,759,360
Varian Semiconductor Equipment Associates, Inc.(1)       191,600            0     191,600     4,150,056             0     4,150,056
                                                                                           ------------  ------------  ------------
                                                                                             21,718,916     5,408,813    27,127,729
SOFTWARE--8.4%
Ansys, Inc.(1)                                           156,996      338,300     495,296     3,940,600     8,491,330    12,431,930
Ariba, Inc.(1)                                           506,900            0     506,900     4,425,237             0     4,425,237
Blackboard, Inc.(1)                                      121,212            0     121,212     3,847,269             0     3,847,269
FactSet Research Systems, Inc.                            55,100      167,550     222,650     2,754,449     8,375,825    11,130,274
Longtop Financial Technologies Ltd., ADR(1)              101,526            0     101,526     2,155,397             0     2,155,397
Macrovision Solutions Corp.(1)                                 0      529,105     529,105             0     9,412,778     9,412,778
Nuance Communications, Inc.(1)                           326,800            0     326,800     3,549,048             0     3,549,048
Salesforce.com, Inc.(1)                                        0      194,400     194,400             0     6,362,712     6,362,712
Solera Holdings, Inc.(1)                                 342,000            0     342,000     8,474,760             0     8,474,760
Sybase, Inc.(1)                                          124,600            0     124,600     3,774,134             0     3,774,134
                                                                                           ------------  ------------  ------------
                                                                                             32,920,894    32,642,645    65,563,539
MATERIALS--2.0%
CHEMICALS--1.5%
Airgas, Inc.                                                   0       86,100      86,100             0     2,911,041     2,911,041
Intrepid Potash, Inc.(1)                                 132,380      124,230     256,610     2,442,411     2,292,044     4,734,455

Lubrizol Corp. (The)                                           0      122,600     122,600             0     4,169,626     4,169,626
                                                                                           ------------  ------------  ------------
                                                                                              2,442,411     9,372,711    11,815,122
CONTAINERS & PACKAGING--0.5%
Rock-Tenn Co., Cl. A                                     138,500            0     138,500     3,746,425             0     3,746,425
TELECOMMUNICATION SERVICES--2.1%
WIRELESS TELECOMMUNICATION SERVICES--2.1%
American Tower Corp.(1)                                        0      187,900     187,900             0     5,717,797     5,717,797
SBA Communications Corp.(1)                              325,400      131,400     456,800     7,581,822     3,061,619    10,643,441
                                                                                           ------------  ------------  ------------
                                                                                              7,581,822     8,779,416    16,361,238
UTILITIES--0.6%
GAS UTILITIES--0.6%
Questar Corp.                                                  0      166,600     166,600             0     4,903,038     4,903,038
                                                                                           ------------  ------------  ------------
Total Common Stocks (Cost $377,124,681, Cost
   $444,052,487, Combined $821,177,168)                                                     367,968,915   374,995,735   742,964,650

INVESTMENT COMPANY--4.9%
Oppenheimer Institutional Money Market Fund, Cl.
   E, 0.80%(2,3) (Cost $19,935,536, Cost
   $18,235,898, Combined $38,171,434)                 19,935,536   18,235,898  38,171,434    19,935,536    18,235,898    38,171,434
TOTAL INVESTMENTS, AT VALUE (COST $397,060,217,
   COST $462,288,385, COMBINED $859,348,602)               100.5        100.2       100.1   387,904,451   393,231,633   781,136,084
LIABILITIES IN EXCESS OF OTHER ASSETS                       (0.5)        (0.2)       (0.4)   (2,642,759)     (779,000)   (3,421,759)
PROFORMA ADJUSTMENT                                                                   0.3                                 2,508,205
                                                      ----------   ----------  ----------  ------------  ------------  ------------
NET ASSETS                                                 100.0%       100.0%      100.0% $385,261,692  $392,452,633  $780,222,530
                                                      ==========   ==========  ==========  ============  ============  ============

Footnotes to Statement of Investments

1.	Non-income producing security.

2.

Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                  SHARES            GROSS         GROSS          SHARES
OPPENHEIMER DISCOVERY FUND                           SEPTEMBER 30, 2008    ADDITIONS     REDUCTIONS   MARCH 31, 2009
--------------------------                           ------------------   -----------   -----------   --------------

Oppenheimer Institutional Money Market Fund, Cl. E       27,382,050       124,236,830   131,683,344     19,935,536

                                                                                  VALUE          INCOME
                                                                                        -----------   --------------

Oppenheimer Institutional Money Market Fund, Cl. E                                      $19,935,536       $679,462

                                                  SHARES            GROSS         GROSS            SHARES
OPPENHEIMER MIDCAP FUND                              SEPTEMBER 30, 2008    ADDITIONS     REDUCTIONS   SEPTEMBER 30, 2008
-----------------------                              ------------------   -----------   -----------   ------------------

Oppenheimer Institutional Money Market Fund, Cl. E        9,905,967       107,671,007    99,341,076       18,235,898

                                                                                  VALUE            INCOME
                                                                                        -----------   ------------------

Oppenheimer Institutional Money Market Fund, Cl. E                                      $18,235,898         $396,811

3.     Rate shown is the 7-day yield as of March 31, 2009.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Funds’ investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)     Level 1-quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)     Level 2-inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)     Level 3-unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).

The market value of the Fund’s investments was determined based on the following inputs as of March 31, 2009:

                                       INVESTMENT        OTHER
OPPENHEIMER DISCOVERY FUND                          IN         FINANCIAL
VALUATION DESCRIPTION                           SECURITIES    INSTRUMENTS*
--------------------------                     ------------   ------------

Level 1--Quoted Prices                         $387,904,451        $0
Level 2--Other Significant Observable Inputs              0         0
Level 3--Significant Unobservable Inputs                  0         0
                                               ------------        --
                                               $387,904,451        $0
                                               ============        ==

                                       INVESTMENT        OTHER
OPPENHEIMER MIDCAP FUND                             IN         FINANCIAL
VALUATION DESCRIPTION                           SECURITIES    INSTRUMENTS*
-----------------------                        ------------   ------------

Level 1--Quoted Prices                         $393,231,633        $0
Level 2--Other Significant Observable Inputs              0         0
Level 3--Significant Unobservable Inputs                  0         0
                                               ------------        --
                                               $393,231,633        $0
                                               ============        ==
*	Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.

OPPENHEIMER DISCOVERY FUND

FORM N-14

PART C

OTHER INFORMATION

Item 15. - Indemnification

Reference is made to the provisions of Article Seventh of Registrant's Amended and Restated Declaration of Trust filed as Exhibit 16(1) to this Registration Statement, and incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act") may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16. - Exhibits

(1)     (i)     Amendment # 1 dated January 12, 2006 to the Amended and Restated Declaration of Trust dated January 12, 2001: Previously filed with Registrant's Post-Effective Amendment No. 33, 1/27/06, and incorporated herein by reference.

         (ii)     Amended and Restated Declaration of Trust dated January 12, 2001: Previously filed with Registrant's Post-Effective Amendment No. 30, 11/20/03, and incorporated herein by reference.

(2)     Amended and Restated By-Laws dated June 16, 2005: Previously filed with Registrant's Post-Effective Amendment No. 33, 1/27/06, and incorporated herein by reference.

(3)     Not Applicable.

(4)     Not Applicable

(5)     (i) Specimen Class A Share Certificate: Previously filed with Registrant's Post-Effective Amendment No. 24, 1/28/00, and incorporated herein by reference.

(ii) Specimen Class B Share Certificate: Previously filed with Registrant's Post-Effective Amendment No. 24, 1/28/00, and incorporated herein by reference.

       (iii)    Specimen Class C Share Certificate: Previously filed with Registrant's Post-Effective Amendment No. 24, 1/28/00, and incorporated herein by reference.

       (iv)     Specimen Class N Share Certificate: Previously filed with Registrant's Post-Effective Amendment No. 25, 11/14/00, and incorporated herein by reference.

(v)     Specimen Class Y Share Certificate: Previously filed with Registrant's Post-Effective Amendment No. 24, 1/28/00, and incorporated herein by reference.

(6)     Amended and Restated Investment Advisory Agreement dated 1/1/05: Previously filed with Registrant's Post-Effective Amendment No. 32, 11/18/05, and incorporated herein by reference.

(7)       (i)     General Distributor's Agreement dated December 10, 1992: Previously filed with Registrant's Post-Effective Amendment No. 11, 1/28/93, refiled with Registrant's Post-Effective Amendment No. 16, 1/13/95, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

(ii)     Form of Dealer Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850), (10/23/06), and incorporated herein by reference.

(iii)     Form of Broker Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850), (10/23/06), and incorporated herein by reference.

(iv)     Form of Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850), (10/23/06), and incorporated herein by reference

            (v)     Form of Trust Company Fund/SERV Purchase Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/26/01, and incorporated herein by reference.

           (vi)     Form of Trust Company Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850), (10/23/06), and incorporated herein by reference.

(8)       (i)      Amended and Restated Retirement Plan for Non-Interested Trustees or Directors dated 8/9/01: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Gold & Special Minerals Fund (Reg. No. 2-82590), (10/25/01), and incorporated herein by reference.

           (ii)     Amended & Restated Compensation Deferral Plan for Eligible Trustees, effective 1/1/08: Previously filed with Post-Effective Amendment No. 15 to the Registration Statement of Oppenheimer MidCap Fund (Reg. No. 333-31533), (2/20/08), and incorporated herein by reference.

(9)      (i)     Global Custody Agreement dated February 16, 2007: Previously filed with Post-Effective Amendment No. 57 to the Registration Statement of Oppenheimer Rising Dividends Fund, Inc. (Reg. No. 2-65223), (7/31/07), and incorporated herein by reference.

          (ii)      Amendment No. 1 dated 7/20/07 to the Global Custody Agreement: Previously filed with Post-Effective Amendment No. 57 to the Registration Statement of Oppenheimer Rising Dividends Fund, Inc. (Reg. No. 2-65223), (7/31/07), and incorporated herein by reference.

(10)     (i)     Amended and Restated Service Plan and Agreement for Class A shares dated 10/26/05 under Rule 12b-1 of the Investment Company Act of 1940: Previously filed with Registrant's Post-Effective Amendment No. 34, 1/26/07, and incorporated herein by reference.

           (ii)    Amended and Restated Distribution and Service Plan and Agreement for Class B shares dated 10/26/05 under Rule 12b-1 of the Investment Company Act: Previously filed with Registrant's Post-Effective Amendment No. 34, 1/26/07, and incorporated herein by reference.

           (iii)    Amended and Restated Distribution and Service Plan and Agreement for Class C shares dated 10/26/05 under Rule 12b-1 of the Investment Company Act of 1940: Previously filed with Registrant's Post-Effective Amendment No. 34, 1/26/07, and incorporated herein by reference.

          (iv)    Amended and Restated Distribution and Service Plan and Agreement for Class N shares dated 10/26/05: Previously filed with Registrant's Post-Effective Amendment No. 34, 1/26/07, and incorporated herein by reference.

           (v)    Oppenheimer Funds Multiple Class Plan under Rule 18f-3 updated through 8/20/08: Previously filed with the Post-Effective Amendment No. 23 to the Registration Statement of Oppenheimer Senior Floating Rate Fund (Reg. No. 333-128848), (11/26/08), and incorporated herein by reference.

(11)     Form of Opinion and Consent of Counsel: To be filed by Amendment.

(12)     Form of Tax Opinion: To be filed by Amendment.

(13)     Not Applicable.

(14)     Independent Registered Public Accounting Firm's Consent: Filed herewith.

(15)     Not Applicable.

(16)      (i)      Power of Attorney for all Trustees/Directors and Brian Wixted, with the exception of Mary Ann Tynan, dated August 16, 2007: Previously filed with Pre-Effective Amendment No. 1 to the Registration Statement of Oppenheimer Global Value Fund (Reg. No. 333-144517), 9/10/07, and incorporated herein by reference.

          (ii)      Power of Attorney for Mary Ann Tynan, dated October 1, 2008: Previously filed with Post-Effective Amendment No. 43 to the Registration Statement of Oppenheimer Gold & Special Minerals Fund (Reg. No. 2-82590), 10/28/08, and incorporated herein by reference.

(17)     Amended and Restated Code of Ethics of the Oppenheimer Funds dated August 30, 2007 under Rule 17j-1 of the Investment Company Act of 1940: Previously filed with the Initial Registration Statement of Oppenheimer Portfolio Series Fixed Income Investor Fund (Reg. No. 333-146105), (09/14/07), and incorporated herein by reference.

Item 17. – Undertakings

(1)     The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)     The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement or the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, as amended, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on the 29th day of April, 2009.

Oppenheimer Discovery Fund

     By:     John V. Murphy*

               John V. Murphy, President,
               Principal Executive Officer and Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures                           Title                                                  Date

Brian F. Wruble*                  Chairman of the                                  April 29, 2009
Brian F. Wruble                     Board of Trustees

John V. Murphy*                   President, Principal                            April 29, 2009
John V. Murphy                     Executive Officer and Trustee

Brian W. Wixted*                  Treasurer, Principal                           April 29, 2009
Brian W. Wixted                    Financial & Accounting Officer

David K. Downes*                Trustee                                              April 29, 2009

David K. Downes

Matthew P. Fink*                  Trustee                                              April 29, 2009

Matthew P.Fink

Phillip A. Griffiths*                 Trustee                                              April 29, 2009
Phillip A. Griffiths

Mary F. Miller*                      Trustee                                             April 29, 2009
Mary F. Miller

Joel W. Motley*                     Trustee                                            April 29, 2009
Joel W. Motley

Russell S. Reynolds, Jr.*         Trustee                                            April 29, 2009

Russell S. Reynolds, Jr.

Mary Ann Tynan, *                 Trustee                                            April 29, 2009

Mary Ann Tynan

Joseph M. Wikler*                 Trustee                                            April 29, 2009

Joseph M. Wikler

Peter I. Wold*                       Trustee                                              April 29, 2009

Peter I. Wold

*By:     /s/ Mitchell J. Lindauer

           Mitchell J. Lindauer, Attorney-in-Fact

OPPENHEIMER DISCOVERY FUND

Registration Statement No. 33-00371

EXHIBIT INDEX

Exhibit No.     Description

(14)                 Independent Registered Public Accounting Firm's Consent